As filed with the Securities and Exchange Commission on July 21, 2009

Registration No. 333-159495

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

 ☒ PRE-EFFECTIVE AMENDMENT NO. 3
☐ POST-EFFECTIVE AMENDMENT NO.

TRIAN CAPITAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

280 Park Avenue, 41st Floor
New York, New York 10017
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 451-3000

Brian L. Schorr, Esq.
280 Park Avenue, 41st Floor
New York, New York 10017
(Name and Address of Agent for Service)

Copies of information to:

Barry P. Barbash, Esq. James G. Silk, Esq. Willkie Farr & Gallagher LLP 1875 K Street, NW Washington, DC 20006-1238 (202) 303-1000	Raymond B. Check, Esq. Jeffrey D. Karpf, Esq. Cleary Gottlieb Steen & Hamilton LLP One Liberty Plaza New York, New York 10006 (212) 225-2000

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a distribution reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c).

If appropriate, check the following box:

☐	This [post-effective amendment] designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐

This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is _______.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price (2)	Amount of Registration Fee (3)

Common Stock, $0.001 par value per share		$	$300,000,000	$16,740

(1)	Includes the underwriters’ overallotment option.

(2)	Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee.

(3)	Previously paid.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated July 21, 2009

PROSPECTUS

Shares
Trian Capital Corporation
Common Stock

Trian Capital Corporation is a newly organized closed-end, non-diversified management investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940.

Our investment objective is to generate both current returns, including interest income and short-term capital gains, and long-term capital gains while emphasizing capital preservation. We intend to invest in leveraged companies in the form of senior and junior secured loans, subordinated loans, bonds, mezzanine loans and other investments in such companies, including direct equity investments.

Trian Capital Advisers, LLC will serve as our investment adviser. Trian Capital Advisers has retained Trimaran Credit Managers BDC LP to serve as our investment sub-adviser.

We are newly organized and our shares have no history of public trading. We have applied to have our common stock listed on the New York Stock Exchange under the symbol “TCC.”

Investing in our common stock involves risks. Before buying any shares of our common stock, you should read the discussion of the material risks of investing in our common stock in “Risk Factors” beginning on page 12 of this prospectus.

Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, the risk of loss for purchasers in this offering may increase.

This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference.

	Per share	Total
Public offering price	$	$
Sales load	$	$
Proceeds, before expenses, to us (1)	$	$

(1)	We estimate that we will incur expenses of approximately $[ • ] in connection with this offering.

The underwriters may purchase up to an additional [  •  ] shares of our common stock at the public offering price, less the sales load payable by us, to cover overallotments, if any, within 30 days from the date of this prospectus. If the underwriters exercise this option in full, the total sales load will be $ [  •  ], and total proceeds, before expenses, will be $ [  •  ].

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, which contains additional information about us and the shares of our common stock being offered by this prospectus. After completion of this offering, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room in Washington, D.C. and on the SEC’s website at www.sec.gov.

We maintain a website at www.triancapital.com and intend to make all of our annual, quarterly and current reports, proxy statements and other information available, free of charge, on or through our website. You may also obtain such information by contacting us in writing at 280 Park Avenue, 41st Floor, New York, New York 10017, Attn: Chief Financial Officer, or by telephone at (212) 451-3000.

The shares will be ready for delivery on or about [  •  ], 2009.

BofA Merrill Lynch	Citi	Credit Suisse

The date of this prospectus is [  •  ], 2009.

You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

i

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set out under “Risk Factors” and the other information included in this prospectus. In this prospectus, except where the context suggests otherwise, the terms “we,” “us,” “our” and “Trian Capital” refer to Trian Capital Corporation and “Management” refers collectively to Trian Capital Advisers, LLC and Trimaran Credit Managers BDC LP.

Trian Capital Corporation

Trian Capital Corporation is a newly organized closed-end, non-diversified management investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940 (“1940 Act”).

Our investment objective is to generate both current returns, including interest income and short-term capital gains, and long-term capital gains while emphasizing capital preservation. We intend to invest in “leveraged companies” in the form of senior and junior secured loans, subordinated loans, bonds, mezzanine loans and other investments in such companies, including direct equity investments. We define “leveraged companies” as companies that employ debt within their capital structure.

We will generally seek to target leveraged companies that generate strong free cash flow, have significant asset and/or franchise value and are led by strong sponsors and/or management teams. Additionally, we plan to invest in companies from the broad variety of industries in which the Investment Team (as defined below) has direct expertise.

We have an investment process designed to perform across all phases of the credit cycle. We believe that current market conditions have resulted in the secondary market for debt securities of leveraged companies providing more compelling investment opportunities than the origination or syndication markets and as such, we currently intend initially to purchase many of our assets in the secondary market. In the future, we will adjust our focus between secondary market purchases and originated or syndicated purchases as Management deems appropriate when opportunities arise and market conditions permit. We intend to use the same analytical process for originated and syndicated purchases as we will use for our secondary market purchases. Our initial focus will be on senior secured and unsecured loans and bonds. As business conditions permit, we may seek to increase our level of investment in lower parts of the capital structure of leveraged companies, including subordinated loans, mezzanine loans, common and preferred equity and warrants and other investments.

The senior loans and bonds in which we expect to invest generally have stated terms of three to ten years and the subordinated debt investments we expect to make generally have stated terms of up to ten years, but the expected average life of such loans and bonds and subordinated debt will generally be between three and seven years. However, there is no limit on the maturity or duration of any investment in our portfolio. We may invest without limit in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.

As a business development company, we are permitted under the 1940 Act to borrow funds to finance portfolio investments. We do not have any current intention to borrow funds to finance portfolio investments in the first year of operations but may, over time (including within the first year of operations), use leverage opportunistically as market conditions permit, consistent with our investment process which is designed to perform across all phases of the credit cycle.

About Management

Trian Capital Advisers, LLC (“Trian Capital Advisers”), a subsidiary of Trian Fund Management, L.P., an asset management firm controlled by Nelson Peltz, Peter W. May and Edward P. Garden, will serve as our investment adviser. Trian Capital Advisers has retained Trimaran Credit Managers BDC LP (“Trimaran Credit Managers”), a firm controlled by Jay R. Bloom and Dean C. Kehler, to serve as our investment sub-adviser. Trian Capital Advisers is a newly formed Delaware limited liability company and Trimaran Credit Managers is a newly formed Delaware limited partnership, and each is registered as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”). Management’s investment team consists of over 50 professionals and is led by an investment committee (the “Investment Committee”), currently composed of Messrs. Peltz, May, Garden, Bloom, Kehler and Chad Fauser, that will exercise exclusive investment discretion with respect to all investments made by us. Messrs. Bloom and Kehler will also serve as our Co-Presidents and Co- Chief Investment Officers. Since August 2008, all of the members of the Investment Committee have worked together evaluating investments as members of the investment committee of a credit-focused private investment fund.

Management’s investment team includes credit and equity analysts, many of whom follow specific industries, new business originators and experienced professionals specializing in legal issues, fund operations, risk management and financial reporting (collectively with the Investment Committee, the “Investment Team”). The Investment Team will work together to advise us on our portfolio investments consistent with our investment objective as described in this prospectus.

An affiliate of Trian Capital Advisers (the “Administrator”) will provide the administrative services necessary for us to operate.

Competitive Strengths

We believe that we have the following competitive strengths:

Highly Experienced Investment Team

We expect to benefit from the breadth of experience of the Investment Team, which is composed of more than 50 professionals and is led by the Investment Committee, substantially all of whose members have been active participants in the evolution of the leveraged finance markets over the past 25 years, including senior decision-making responsibility in portfolio management, issuance, origination, sales, trading and restructuring of leveraged loans and high-yield bonds. We believe the Investment Team’s combination of operating experience, investment and portfolio management experience and credit market and underwriting expertise provides the Investment Committee with a value-added perspective for making investment decisions.

Our Chairman, Nelson Peltz, and Vice Chairman, Peter W. May, have been business partners for more than 35 years, during which time they have created significant value as owners and day-to-day operators of both small and large capitalization leveraged companies across a number of sectors. Our Co-Presidents and Co-Chief Investment Officers, Jay R. Bloom and Dean C. Kehler, have been working together since the early 1980s and have successfully managed portfolios of corporate loans, high-yield debt, public and private equities, as well as distressed investments and other instruments, through numerous credit cycles and market disruptions. Our Vice Chairman, Edward P. Garden, worked with Messrs. Bloom and Kehler from 1986 to 1989. Both Mr. Garden and Investment Committee member Chad Fauser bring extensive backgrounds in leveraged finance and capital markets.

We believe the combination of operating and financial experience of members of our Investment Committee provides our Investment Team with a competitive advantage in sourcing, structuring and evaluating investment opportunities. Since August 2008, the more than 50 members of the Investment Team have worked together to manage a credit-focused private investment fund, including all of the members of the Investment Committee who have worked together evaluating and approving each of the investments made by that fund.

Deep Investment Team and an Established Platform

We expect to benefit from the extensive credit, operating, investment, legal, financing, restructuring, tax and accounting experience of the more than 50 professionals of the Investment Team.

We believe the Investment Team’s experience in analyzing and managing investments in leveraged companies, combined with active involvement in the primary and secondary leveraged loan and bond markets, provides us with an advantage in identifying, structuring and managing a portfolio of debt investments. Additionally, we believe industry-focused members of the Investment

Team will help us identify and develop investment opportunities, as well as provide in-depth analysis on specific companies and industries by providing up-to-date and sophisticated insights into such matters as customer trends, technology changes, cultural shifts, competitive dynamics and expense metrics that enhance our credit analysis.

Members of the Investment Team have developed a broad and deep network of contacts and a strong reputation with management teams, investors, investment bankers, lawyers and consultants. We believe that these resources, combined with Management’s experience in analyzing and managing investments in leveraged companies, will lead to our being able to develop proprietary investment opportunities.

We will benefit from access to the Investment Team’s established legal, accounting, technology and administrative infrastructure. From an operating and financial reporting perspective, we will benefit from the Investment Team’s professional staff, proprietary systems, software and procedures, which are critical for successfully building and running large portfolios of debt instruments. Among other areas, this team has expertise in sourcing, closing and monitoring investments and debt instruments, portfolio management, and other administrative, accounting and regulatory compliance functions.

“Operations-Based” Approach to Credit Investing

We will seek to generate attractive risk-adjusted returns, with low volatility, throughout the credit cycle by employing the same successful operations-centric approach that members of the Investment Team have used over the past 35 years. Our approach will seek to reduce risk in investments by focusing on companies with leading market positions and strong free cash flow in industries that members of the Investment Team understand. We believe that the Investment Team’s ability to conduct due diligence from the point of view of an owner and operator in addition to strong fundamental credit analysis from the point of view of a financial investor or lender will give us a competitive advantage. We believe that this “operations-based” approach, which couples a deep understanding of a company’s income statement and the opportunities and risks associated with it with a comprehensive balance sheet analysis, facilitates an investment discipline that is biased towards stronger and more stable companies. We believe the Investment Team’s experience in providing proactive management assistance to portfolio companies will differentiate us from our competitors and add value to the businesses in which we invest.

Disciplined Strategy Focused on Long-Term Results

The primary goal of our investment strategy is to generate current returns, including interest income and short-term capital gains, and long-term capital gains while emphasizing capital preservation. While we may invest in all parts of the capital structure, our preference is to invest in more senior levels of debt within the capital structure, and we favor investments in companies that demonstrate strong free cash flow and significant asset and/or franchise value, and that have strong sponsors and/or management teams.

We believe that all parts of the credit cycle offer investment opportunities for investors, but that the nature of these opportunities changes throughout the cycle. Depending on the investment environment (and point in the credit cycle), we may pursue various types of investments. We expect to have the ability to quickly deploy or reallocate capital as the investment environment shifts. We believe that current market conditions have resulted in the secondary market for debt securities of leveraged companies providing more compelling investment opportunities than the origination or syndication markets and as a result, we currently intend initially to purchase many of our assets in the secondary market. In the future, we will adjust our focus between secondary market purchases and originated or syndicated purchases as Management deems appropriate when opportunities arise and market conditions permit.

No Legacy Portfolio Issues

As a result of the current market dislocation, many existing capital providers have sustained losses and have portfolios that are burdened with non-performing debt instruments. We expect to benefit from having fresh capital at a point in the credit cycle when assets can be acquired at attractive risk-adjusted prices. As a result, we believe that our lack of exposure to legacy “problem credits” compared with other capital providers will give us a competitive advantage over other capital providers in terms of deploying capital and recruiting talent. The Investment Team is well positioned to concentrate its efforts on maximizing the value of the assets acquired following our initial offering of shares of our common stock.

Market Opportunity

We intend to invest primarily in loans and bonds of leveraged companies. We believe that there are significant opportunities in lending to leveraged companies due to recent market events that have temporarily, and in some cases permanently, forced a number of capital providers to reduce or even eliminate their exposure to leveraged loans and bonds. Over the last year, the market has experienced significant contraction in liquidity. As part of this credit tightening, many loans and bonds now trade at a discount to par value. Lenders that remain active in the market have, to date, benefited from a broad re-pricing of risk, rationalization of leverage levels, and generally favorable deal terms. We believe that this environment should provide us with attractive opportunities and favorable risk-adjusted returns. In seeking to take advantage of this opportunity, we plan to focus initially on investments in the secondary market.

In 2008, the SEC amended rules under the 1940 Act to expand the types of companies in which a business development company may invest to include certain private companies with publicly registered debt securities and public companies with market capitalizations under $250 million. We believe this rule change provides a significantly larger universe of potential investment opportunities than previously had been available to business development companies, including securities issued by larger companies that may be better positioned to withstand challenging economic conditions. Additionally, we believe that there will be a significant amount of leveraged loans and bonds that will mature over the next several years, which should result in an increased need for new financing both near- and mid-term. We believe the nature of our portfolio securities, a significant portion of which is expected to be liquid, will allow us to participate in these investment opportunities currently and in the future.

About Our Administrator

Our Administrator, an affiliate of Trian Capital Advisers, will furnish us with office facilities, equipment, and clerical, bookkeeping and record keeping services, oversee our financial records as well as prepare our reports to stockholders and reports required to be filed with the SEC. Our Administrator will oversee the determination and publication of our net asset value, the preparation and filing of our tax returns, and will generally monitor the payment of our expenses and the performance of administrative and professional services rendered to us by others. Our Administrator may retain third parties to assist in providing administrative services to us.

Regulatory Structure

As a business development company, we will be required to comply with certain regulatory requirements. For example, we note that any affiliated investment vehicle formed in the future and managed by Management or its affiliates may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, for that reason, may invest in the same asset classes as those targeted by us. If Management or its affiliates undertake to manage a new fund in the future, we may not be able to invest in any portfolio company in which that fund has a pre-existing investment, although we may co-invest with such affiliate on a concurrent basis, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. See “Regulation.”

Determination of Net Asset Value

The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of our total assets, investment transactions are recorded on the trade date. Realized gains or losses are computed using the specific identification method. Investments for which market quotations are readily available are valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued at fair value as determined in good faith by our board of directors based on the input of Management and the audit committee. In addition, we expect to retain an independent service provider to review the valuation of each portfolio investment at least once during a trailing 12-month period. We also have adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), which expands the application of fair value accounting for investments. SFAS 157 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date.

The valuation process will be conducted at the end of each fiscal quarter, with a portion of our valuations of portfolio companies without market quotations subject to review by the independent service provider each quarter. When an external event with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we expect to use the pricing indicated by the external event to corroborate our valuation.

A readily available market value is not expected to exist for many of the investments in our portfolio, and we will value these portfolio investments at fair value as determined in good faith by our board of directors under our valuation policy and process. The types of factors that the board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company (an estimate of the total fair value of the portfolio company’s debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. In light of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market existed for such investments and may differ significantly from the values that we may ultimately realize. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations currently assigned. See “Risk Factors—Risks Related to our Investments—Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.”

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•

Our quarterly valuation process will begin with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with the Investment Team.

•	Preliminary valuation conclusions will then be documented and discussed with Management.

•	The audit committee of our board of directors will review these preliminary valuations.

•	The board of directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith.

Our Corporate Information

Our administrative and principal executive offices are located at 280 Park Avenue, 41st Floor, New York, New York 10017. We have applied to have our common stock listed on the NYSE under the symbol “TCC.” Our website address is www.triancapital.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be part of this prospectus.

THE OFFERING

Common stock offered by us	[ • ] shares, excluding [ • ] shares of common stock issuable pursuant to the overallotment option granted to the underwriters.

Common stock to be outstanding after this offering	[ • ] shares, excluding [ • ] shares of common stock issuable pursuant to the overallotment option granted to the underwriters.

Use of proceeds

We plan to invest the net proceeds of this offering in portfolio companies in accordance with our investment objective and the strategies described in this prospectus. We expect that our portfolio will initially consist primarily of senior secured loans because we anticipate that we will be able to invest in such loans more rapidly than we can invest in other debt and equity securities.

We currently intend to invest substantially all of the net proceeds of this offering within three to six months and all of the net proceeds within six to 12 months, in accordance with our investment objective, depending on the availability of appropriate investment opportunities and market conditions. Pending such investments, we will invest in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. Investments in cash, cash equivalents, U.S. government securities and other high-quality short-term debt investments may earn yields substantially lower than the income that we anticipate receiving once we are fully invested.” See “Use of Proceeds.”

Proposed symbol on the NYSE	“TCC”

Trading at a discount	Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value.

Distributions	We intend to make quarterly distributions to our stockholders out of assets legally available for distribution. Our quarterly distributions, if any, will be determined by our board of directors.

Taxation

We intend to elect to be treated for federal income tax purposes as a regulated investment company (“RIC”). As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as distributions. To maintain RIC status and the associated tax benefits, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See “Distributions.”

Leverage

As a business development company, we are permitted under the 1940 Act to borrow funds to finance portfolio investments. We do not have any current intention to borrow funds to finance portfolio investments in the first year of operations but may, over time (including within the first year of operations), use leverage opportunistically as market conditions permit, consistent with our investment process which is designed to perform across all phases of the credit cycle. To the extent we borrow funds in the future, the costs associated with any borrowings, including any resulting increase in the investment advisory fees payable to Trian Capital Advisers, would be borne by our common stockholders.

Dividend reinvestment plan

We have adopted an “opt in” dividend reinvestment plan for our stockholders. As a result, if we declare a distribution, then our stockholders will receive cash distributions, unless they have specifically elected to participate in (i.e., “opt in”) the dividend reinvestment plan, to reinvest their distributions and receive additional shares of our common stock. Stockholders who receive distributions in the form of shares of common stock generally will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Management Agreements

We have entered into an investment management agreement with Trian Capital Advisers (the “Investment Management Agreement”) and a sub-advisory agreement with Trian Capital Advisers and Trimaran Credit Managers (together with the Investment Management Agreement, the “Management Agreements”) under which Management, subject to the overall supervision of the board of directors, provides investment advisory services to us. Under the Investment Management Agreement, we will pay Trian Capital Advisers a fee consisting of two components—a base management fee and an incentive fee. The base management fee will be calculated at an annual rate of 1.50% of our gross assets. The incentive fee will consist of two parts. The first part will be calculated and payable quarterly in arrears and will be equal to 20% of our “pre-incentive fee net investment income” for the immediately preceding quarter, and will be subject to a “hurdle rate” (7.00% annualized) and a “catch-up” feature. The second part will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Management Agreements, as of the termination date) and will be equal to 20% of our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. For the sub-advisory services that it provides to us, Trimaran Credit Managers will be paid by Trian Capital Advisers out of the fees that it receives under the Investment Management Agreement and thus, such sub-advisory services will not result in any additional fees to be paid by us. See “Management—Management Agreements.”

Administration Agreement

We will reimburse our Administrator for the allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under an administration agreement (the “Administration Agreement”), including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. To the extent that our Administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to the Administrator. See “Management—Administration Agreement.”

License arrangements

We have entered into a license agreement with Trian Fund Management, L.P. under which Trian Fund Management, L.P. has agreed to grant us a non-exclusive, royalty-free license to use the name “Trian.” Trimaran Capital Partners, L.L.C. has agreed to enter into a substantially similar licensing agreement with us in the future, if requested. For a description of the license agreement, see “Management—License Agreement.”

Custodian and Transfer Agent

The Bank of New York Mellon Trust Company, N.A. will serve as our custodian and American Stock Transfer and Trust Company LLC (“AST”) will serve as our transfer agent, distribution paying agent and registrar. See “Custodian, Transfer and Dividend Paying Agent and Registrar.”

Anti-takeover provisions

The Maryland General Corporation Law contain provisions that may discourage, delay or make more difficult a change in control of Trian Capital or the removal of our directors. We are subject to the Maryland Business Combination Act, the application of which is subject to any applicable requirements of the 1940 Act. We may adopt other measures that may make it difficult for a third party to obtain control of us, including provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. See “Description of Our Capital Stock.”

Risk factors

The value of our assets, as well as the market price of our shares of common stock, will fluctuate. You may lose all or part of your investment. Investing in our common stock involves other risks, including the following:

	•	We are a new company with no operating history.

•

We are dependent upon the Investment Team’s key personnel for our future success, and if Management is unable to hire and retain qualified personnel, our ability to achieve our investment objective could be significantly harmed.

	•	We operate in a highly competitive market for investment opportunities.

	•	We intend to elect to be treated as a RIC, and we will be subject to corporate-level income tax if we are unable to qualify as a RIC.

	•	We are a non-diversified fund.

	•	The lack of liquidity in our investments may adversely affect our business.

	•	Investing in our common stock may involve an above average degree of risk.

•

Current market conditions have materially and adversely affected debt and equity capital markets in the United States and around the world. A continued deterioration of those markets could affect the fair value of our investments.

•

Although we do not have a current intention to do so, we may obtain debt financing subsequent to this offering to finance portfolio investments, which would subject us to all the risks of leverage and may affect our cost of capital and net investment income as interest rates change.

	•	We will need to raise additional capital to grow because we must distribute most of our income.

	•	Prior to this offering, no public market for our common stock has existed, and we cannot assure you that the market price of our common stock will not decline following the offering.

See “Risk Factors” beginning on page 12 for more information on these and other risks you should carefully consider before deciding to invest in shares of our common stock.

Available information

We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended (“Securities Act”), which contains additional information about us and the shares of our common stock being offered by this prospectus. After completion of this offering, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room in Washington, D.C. and on the SEC’s website at www.sec.gov.

We maintain a website at www.triancapital.com and intend to make all of our annual, quarterly and current reports, proxy statements and other information available, free of charge, on or through our website. You may also obtain such information by contacting us in writing at 280 Park Avenue, 41st Floor, New York, New York 10017, Attn: Chief Financial Officer, or by telephone at (212) 451-3000.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Trian Capital,” or that “we” will pay fees or expenses, common stockholders will indirectly bear such fees or expenses as investors in Trian Capital.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	6.50%(1)
Offering expenses (as a percentage of offering price)	0.29%(2)
Dividend reinvestment plan	None(3)
Total common stockholder transaction expenses (as a percentage of offering price)	6.79%

Estimated annual expenses (as percentage of net assets attributable to common stock):
Management fees	1.50%(4)

Incentive fees payable under the Investment Management Agreement (20% of pre-incentive fee net investment income in excess of the hurdle rate of 7% and 20% of net realized capital gains net of all realized capital losses and unrealized capital depreciation)

0.00%(5)
Interest on borrowed funds	None(6)
Other expenses	1.87%(7)
Total annual expenses (estimated)	3.37%(4)(7)

(1)

The underwriting discounts and commissions with respect to shares of our common stock sold in this offering, which are one-time fees paid to the underwriters in connection with this offering, are the only sales load paid in connection with this offering.

(2)	Amount reflects estimated offering expenses of approximately $875,000.

(3)	The expenses of the dividend reinvestment plan are included in “Other expenses.” See “Dividend Reinvestment Plan.”

(4)	Our management fee is based on our gross assets. See “Management—Management Agreements” and footnote 5 below.

(5)

We may have capital gains and investment income that could result in the payment of the incentive fee to Management in the first year after completion of this offering. However, the incentive fee is based on our performance and will not be paid unless our performance exceeds certain thresholds. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our net investment income that exceeds a 1.75% quarterly (7% annualized) hurdle rate, subject to a “catch-up” provision measured as of the end of each calendar quarter. The first part of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 1.50% base management fee (see footnote 4 above). The second part of the incentive fee will equal 20% of our net realized capital gains, if any, computed net of all realized capital losses and unrealized capital depreciation and will be payable at the end of each calendar year beginning on December 31, 2009. For a more detailed discussion of the calculation of this fee, see “Management—Management Agreements.”

(6)

We do not have any current intention to borrow funds to finance portfolio investments in the first year of operations but may, over time (including within the first year of operations), use leverage opportunistically as market conditions permit, consistent with our investment process. We do not plan to incur any indebtedness, or to pay interest with respect to any indebtedness, before the proceeds of this offering are substantially invested.

However, assuming we borrowed for investment purposes an amount equal to 40% of our total assets (including such borrowed funds) and that the annual interest rate on the amount borrowed is 6.0%, our total annual expenses (estimated) would be as follows:

Management fees	1.50%
Incentive fees payable under the Investment Management Agreement (20% of pre-incentive fee net investment income in excess of the hurdle rate and 20% of net realized capital gains net of all realized capital losses and unrealized capital depreciation)	0.00%
Interest payments on borrowed funds	2.40%
Other expenses	1.87%
Total annual expenses (estimated)	5.77%

(7)

Includes estimated organizational expenses of $350,000 (which are non-recurring) and our overhead expenses, including payments under the Administration Agreement based on our projected allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under the Administration Agreement. See “Management—Administration Agreement.”

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These dollar amounts are based upon the assumption that our annual operating expenses (other than performance-based incentive fees) and leverage would remain at the levels set out in the table above.

	1 year	3 years	5 years	10 years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (1)	$102	$163	$227	$396

(1)	The above illustration assumes a 5% annual return resulting entirely from net realized capital gains (and therefore subject to the capital gain incentive fee). Cash payment of the incentive fee would be deferred if, during the most recent four full calendar quarter period ending on or prior to the date the payment set out in the example is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) was less than 7.0% of our net assets at the beginning of such period (as adjusted for any share issuances or repurchases).

This example and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses may be greater or less than those assumed. The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan who “opt in” to receive shares of our common stock will receive a number of shares of our common stock, determined by the value of shares of our common stock in the market. If the issue price of the new shares of common stock is greater than 110% of the last reported net asset value, the newly issued shares of common stock for the dividend reinvestment plan will be valued at the average of the reported last sale prices of the outstanding shares of common stock on the last five trading days prior to the payment date of the distribution, but not less than 95% of the opening bid price on such date. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

RISK FACTORS

Before you invest in our common stock, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to our Business and Structure

We are a new company with no operating history.

We were incorporated in May 2009 and have not yet commenced operations. As a result, we have no operating results that can demonstrate to you our ability to manage our business. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

Management has no experience operating under the constraints imposed on a business development company or a RIC.

The 1940 Act imposes numerous constraints on the operations of business development companies. Business development companies are required, for example, to invest at least 70% of their total assets primarily in securities of private or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less. Moreover, qualification for taxation as a RIC requires satisfaction of source-of-income, diversification, and distribution requirements. Management does not have experience operating under these constraints which, among others, may hinder Management’s ability to take advantage of attractive investment opportunities and to achieve our investment objective.

We are dependent upon key personnel of our Investment Team for our future success and upon their access to the investment professionals and partners of affiliates of Management.

We will depend on the diligence, skill and network of business contacts of the senior professionals of the Investment Team. The Investment Team will evaluate, negotiate, structure, close and monitor our investments. Our future success will depend on the continued service of the senior professionals of the Investment Team. We will also depend, to a significant extent, on the information deal flow generated by the Investment Team’s investment professionals in the course of their investment and portfolio management activities to provide us with potential investment opportunities. We can offer no assurance that senior professionals of the Investment Team will continue to provide investment advice to us or that we will continue to have access to the investment professionals of the Investment Team or their information and deal flow. If the senior professionals of the Investment Team fail to maintain their existing relationships with affiliates of Management or to develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom the senior professionals of the Investment Team have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

The loss of members of the Investment Committee or of senior professionals of the Investment Team would be detrimental to our ability to achieve our investment objective and operate our business as we expect, which could have a material adverse affect on our financial condition and results of operation.

We may not replicate the historical results achieved by members of our Investment Committee.

Our primary focus in making investments will differ from those of existing investment funds, accounts or other investment vehicles that are or have been managed by members of the Investment Committee or sponsored by an affiliate of Management, and investors in our common stock are not acquiring an interest in any such investment funds, accounts or other investment vehicles. While we may consider potential co-investment participation in portfolio investments with other investment funds, accounts or investment vehicles managed by members of the Investment Committee or sponsored by affiliates of Management, no such investment opportunities are currently under consideration and any such investment activity will be subject to, among other things, regulatory approvals and approvals by directors who are not “interested persons” (as defined in the 1940 Act), the receipt of which, if sought, cannot be assured, as well as any other applicable limitations under the 1940 Act. For that reason, we cannot assure you that we will replicate the historical results achieved by members of our Investment Committee, and we caution you that our investment returns could be substantially lower than the returns achieved by them.

Our financial condition and results of operation will depend on our ability to manage our business effectively.

Our ability to achieve our investment objective will depend on our ability to manage our business and to grow, which will depend, in turn, on Management’s ability to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis will be largely a function of Management’s structuring of the investment process, its ability to provide competent, attentive and efficient services to us and, to a lesser extent, our access to financing on acceptable terms. The Investment Team will have substantial responsibilities under the Management Agreements, as well as responsibilities in connection with the management of other investment funds, accounts or investment vehicles managed by members of the Investment Team or sponsored by affiliates of Management. The members of the Investment Team may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow our rate of investment. Any failure to effectively manage our business and our future growth could have a material adverse effect on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

A number of entities will compete with us to make the types of investments that we plan to make. We will compete with other business development companies, public and private funds, commercial and investment banks, hedge funds, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company or the tax restrictions imposed on us as a RIC. The competitive pressures we face may have a material adverse effect on our business, financial condition and results of operations. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objective.

With respect to the loans we originate, we will not seek to compete based primarily on the interest rates we will offer and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we may offer. In the secondary market, we expect to compete generally on the basis of pricing terms. With respect to all investments, we may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income, lower yields and increased risk of credit loss.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

To qualify as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”), we must meet certain source-of-income, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. We may be subject, to the extent we use debt financing in the future, to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private or thinly traded public companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on us and our stockholders. See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to Management’s overall investment activities, or increases in loan balances as a result of contracted payment-in-kind arrangements, will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

That part of the incentive fee payable by us that relates to our net investment income will be computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to maintain our status as a RIC. In such a case, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain such cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level income tax. See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a business development company, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test, which would prevent us from making distributions and could prevent us from qualifying as a RIC. If that happens, we may be required to sell a portion of our investments and, depending on the nature and extent of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of Trian Capital and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities would be issued and sold could not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

In addition to issuing securities to raise capital as described above, we may in the future seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly owned subsidiary and contribute a pool of loans to the subsidiary. A securitization could include the sale of interests in the subsidiary on a non-recourse basis to purchasers that we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in the securitized pool of loans. The successful securitization of our loan portfolio might expose us to risk as the residual loans in which we do not sell interests may be riskier and more apt to generate losses.

Any failure on our part to maintain our status as a business development company would significantly reduce our operating flexibility.

If we do not maintain our status as a business development company, we might be regulated as a registered closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and, correspondingly, significantly decrease our operating flexibility. For additional information on the qualification requirements of a business development company, see “Regulation.”

Our ability to enter into transactions with our affiliates will be restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. We consider Management and its affiliates to be our affiliates for such purposes. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company, without prior approval of our independent directors and, in some cases, of the SEC. We are prohibited from buying or selling any security from or to any person who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions may limit the scope of investment opportunities that may otherwise be available to us.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

As a business development company, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.”

We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if the investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could be found to be in violation of the 1940 Act provisions applicable to business development companies, which would have a material adverse effect on our business, financial condition and results of operations. Rules under the 1940 Act could prevent us, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. We may have difficulty in such a case in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

If we incur indebtedness or issue senior securities, including debt, we will be exposed to additional risks, including the typical risks associated with leverage.

As a business development company, we are permitted under the 1940 Act to borrow funds to finance portfolio investments, a practice commonly known as “leveraging.” We do not have any current intention to borrow funds to finance portfolio investments in the first year of operations but may, over time (including within the first year of operations), use leverage opportunistically as market conditions permit, consistent with our investment process. Leveraging our assets could magnify the potential for gain or loss on invested capital. A leveraging strategy may, however, not be successful and involves additional risks and special considerations for stockholders, including:

➢

We would be exposed to increased risk of loss if we incur debt to make investments. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not used leverage. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not used leverage. Such a decline could negatively affect our ability to make common stock dividend payments.

➢	There is a likelihood of greater volatility in the market price of our common stock than if we do not use leverage.

➢	Many forms of borrowing are subject to periodic renewal or refinancing and would be dependent on the continued participation of lenders or other leverage providers.

➢

Our ability to pay dividends would be restricted if our asset coverage ratio is not at least 200% and any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders.

➢	It is likely that such securities would be governed by an indenture or other instrument containing covenants restricting our operating flexibility.

➢	We, and indirectly our stockholders, would bear the cost of issuing and servicing such securities.

➢	Any convertible or exchangeable securities that we may issue in the future could have rights, preferences and privileges more favorable than those of our common stock.

The following table is designed to illustrate the effect on return to a holder of our common stock of the leverage created by our use of borrowing, at the weighted average annual interest rate of 6.0% and assuming hypothetical annual returns on our portfolio of minus 10% to plus 10%. As can be seen, leverage generally increases the return to stockholders when the portfolio return is positive and decreases return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.

Assumed Return on Portfolio (Net of Expenses)(1)	-10.0%	-5.0%	0%	5.0%	10.0%
Corresponding Return to Common Stockholders(2)	-20.7%	-12.3%	-4.0%	4.3%	12.7%

(1)	The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance.

(2)

In order to compute the “Corresponding Return to Common Stockholders,” the “Assumed Return on Portfolio” is multiplied by the total value of our assets at the beginning of the period to obtain an assumed return to us. From this amount, all interest expense expected to be accrued during the period is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of the beginning of the period to determine the “Corresponding Return to Common Stockholders.”

If we used debt to finance our investments, we could be exposed to risks associated with changes in interest rates.

General interest rate fluctuations may have a substantial negative effect on our investments and investment opportunities and, in such case, may have a material adverse effect on our investment objective and our rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments.

If we used debt to finance investments, our net investment income would depend, in part, upon the difference between the rate at which we borrowed funds and the rate at which we invested those funds. As a result, a significant change in market interest rates could have a material adverse effect on our net investment income in the event we used debt to finance investments. In periods of rising interest rates if we had debt outstanding, our cost of funds would increase, which could reduce our net investment income. We could use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques could include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities could limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. For that reason, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to Trian Capital Advisers with respect to pre-incentive fee net investment income.

We may need to raise additional capital to grow because we must distribute most of our income.

We may need additional capital to fund new investments and grow our investments once we have fully invested the proceeds of this offering. We may periodically access the capital markets by issuing debt or equity securities or borrowing from financial institutions in order to obtain this additional capital. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A reduction in the availability of new capital could limit our ability to grow. We will be required to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders to maintain our RIC status. As a result, these earnings will not be available to fund new investments. An inability to successfully access the capital markets could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any, which may have an adverse effect on the value of our securities. In addition, as a business development company, we are generally required to maintain a ratio of at least 200% of total assets to total borrowings, which may restrict our ability to borrow in certain circumstances.

Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors and, as a result, there may be uncertainty as to the value of our portfolio investments.

We expect that many of our portfolio investments will take the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable, and we will value these securities at fair value as determined in good faith by our board of directors. We may be required to value our securities at fair value as determined in good faith by our board of directors to the extent necessary to reflect significant events affecting the value of our securities. We expect to retain the services of an independent service provider to review the valuation of these securities. The types of factors that the board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

The lack of liquidity in our investments may adversely affect our business.

A substantial portion of our investments in leveraged companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, Management or affiliates of Management have material nonpublic information regarding such portfolio company.

We may experience fluctuations in our quarterly operating results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. In light of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There are significant potential conflicts of interest that could affect our investment returns.

Our executive officers and directors and members of the Investment Team, including members of the Investment Committee, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by affiliates of Management. In serving in these multiple capacities, they may have obligations to investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. For example, our Chairman, Nelson Peltz, our Vice-Chairmen, Peter W. May and Edward P. Garden, and our Co-Presidents, Jay R. Bloom and Dean C. Kehler, have and, following this offering, will continue to have management responsibilities for other investment funds, accounts or other investment vehicles, managed by members of the Investment Team or sponsored by affiliates of Management. Our principal investment objective is different from that of other such affiliated investment funds, accounts, or other investment vehicles. The possibility exists that new pooled investment vehicles or managed accounts established in the future for which Messrs. Peltz, May, Garden, Bloom and Kehler have investment responsibility could have overlapping investment objectives with those of Trian Capital and could invest in, whether principally or secondarily, asset classes similar to those targeted by us. As a result, those individuals may face conflicts in the allocation of investment opportunities to other investment funds affiliated with Management. Although Management would endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in certain investments made by other investment funds, accounts or other investment vehicles managed by members of the Investment Team or sponsored by affiliates of Management. When members of the Investment Team or their affiliates identify an investment, they could be forced to choose which investment fund and/or account should make the investment.

Additionally, the members of the Investment Team may serve as directors of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. In the event that material nonpublic information is obtained with respect to such companies or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, which prohibition may have an adverse effect on us.

In the course of our investing activities, we will pay management and incentive fees to Trian Capital Advisers, and will reimburse it for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments. As a result of this arrangement, Management may from time to time have interests that differ from those of our stockholders, giving rise to a conflict.

Trian Capital Advisers will receive a quarterly incentive fee based, in part, on our pre-incentive fee income, if any, for the immediately preceding calendar quarter. This incentive fee is subject to a quarterly hurdle rate before providing an incentive fee return to Trian Capital Advisers. To the extent we are or Management is able to exert influence over our portfolio companies, the quarterly pre-incentive fee may provide Trian Capital Advisers with an incentive to induce our portfolio companies to accelerate or defer interest or other obligations owed to us from one calendar quarter to another.

The part of the incentive fee payable to Trian Capital Advisers that relates to our net investment income will be computed and paid on income that may include interest that has been accrued but not yet received in cash. This fee structure may be considered to involve a conflict of interest for Management to the extent that it may encourage Management to favor debt financings that provide for deferred interest, rather than current cash payments of interest. Management may have an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee even when the issuers of the deferred interest securities would not be able to make actual cash payments to us on such securities. The risk could be increased because Management is not obligated to reimburse us for any incentive fee received even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued.

Many of our portfolio investments are expected to be in the form of securities that are not publicly traded. As a result, the value of these securities will be valued at fair value as determined in good faith by our board of directors as described above in “Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors and, as a result, there may be uncertainty as to the value of our portfolio investments.” In connection with that determination, investment professionals from Management may provide the board with portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. The participation of Management’s investment professionals in our valuation process could result in a conflict of interest as Management’s management fee is based, in part, on our gross assets.

We have entered into a license agreement with Trian Fund Management, L.P. under which Trian Fund Management, L.P. has agreed to grant us a non-exclusive, royalty-free license to use the name “Trian.” Trimaran Capital Partners, L.L.C. has agreed to enter into a substantially similar licensing agreement with us in the future, if requested. For a description of the license agreement, see “Management—License Agreement.” In addition, we will rent office space from our Administrator, an affiliate of Management, and pay to our Administrator our allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of our officers, including our chief financial officer, chief compliance officer and risk management officer, if any, and their respective staffs, which will create conflicts of interest that our board of directors must monitor.

Due to the cumulative method of calculating capital gains, the incentive fee we pay to Management may be effectively greater than 20%.

As a result of the operation of the cumulative method of calculating the capital gains portion of the incentive fee we pay to Management, the cumulative aggregate capital gains fee received by Management could be effectively greater than 20% depending on the timing and extent of subsequent net realized capital losses or net unrealized depreciation. For additional information on this calculation, see the disclosure in footnote 1 to Example 2 - Alternative 2 in “Management—Management Agreements—Management fee.” We cannot predict whether, or to what extent, this payment calculation would affect your investment in our common stock.

Any new, or changes in existing, laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies will be subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time and new laws, regulations and interpretations may also come into effect. Any such new or changed laws or regulations could have a material adverse effect on our business.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority, except as otherwise provided in the 1940 Act, to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects may adversely affect our business and impair our ability to make distributions.

Risks Related to our Investments

Our investments in prospective portfolio companies may be risky, and you could lose all or part of your investment.

Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment. In addition, leveraged companies that are private or thinly traded may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, and these conditions tend to render leveraged companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Smaller leveraged companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse effect on our portfolio company and, in turn, on us. Smaller leveraged companies also may have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position. In addition, our executive officers, directors and Management may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: a comparison of the portfolio company’s securities to publicly traded securities, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Continuation of the unprecedented recent declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition and results of operations.

We have not yet identified the portfolio company investments we intend to acquire using the proceeds of this offering.

We have not yet identified the potential investments for our portfolio that we will purchase following this offering. As a result, you will be unable to evaluate our specific portfolio company investments prior to purchasing shares of our common stock. Additionally, Management will select our investments subsequent to the closing of this offering, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our common stock.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our income tax diversification requirements under Subchapter M of the Code, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Our portfolio initially may have only a limited number of portfolio companies, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt securities.

We may initially invest the net proceeds of this offering in a limited number of companies. A consequence of this limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Our investment strategy is expected to shift over time from secondary market purchases to origination of loans.

Given the current market conditions, we believe that the secondary market for debt securities of leveraged companies provides more compelling investment opportunities than the origination or syndication markets and as such, we currently intend initially to purchase many of our assets in the secondary market. In the future, we will adjust our focus between secondary market purchases and originated or syndicated purchases as Management deems appropriate when opportunities arise and market conditions permit. While loans we originate and loans we purchase in the secondary market face many of the same risks associated with the financing of leveraged companies, we may be exposed to different risks depending on specific business considerations for secondary market purchases or origination of loans. Depending on general business conditions, competition, supply of capital and other business considerations, we may not shift our strategy from secondary market transactions to the origination of loans to the extent currently anticipated, if at all. Conversely, the general climate for originating financing to leveraged companies may become more advantageous for us, or improve sooner, than is currently anticipated, in which case we may focus our investments in origination and syndication of loans sooner and to a greater extent than expected. Our capital appreciation and investment income may be generated from different sources, and result in different returns, depending on whether we are investing in secondary markets or originating loans. To the extent that we originate loans, for example, a greater portion of our investment income may be generated by origination and syndication fees.

We expect initially that a significant portion of our portfolio will be in debt securities acquired in secondary market at prices that may be significantly below par value.

Many of the debt obligations of leveraged companies that we expect to initially acquire may be at values significantly below par value. In any investment involving debt obligations trading well below par value, the risk exists that the transaction involving such debt obligations will be unsuccessful, will take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the debt obligations, the value of which may be less than our purchase price. Furthermore, we may at times be required to sell our investments at a loss.

We may hold the debt securities of leveraged companies that may, due to the significant volatility of such companies, enter into bankruptcy proceedings.

Leveraged companies may experience bankruptcy or similar distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer, and if the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, the risk exists that our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we render significant managerial assistance to the borrower. Furthermore, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

Current market conditions have materially and adversely affected debt and equity capital markets in the United States and around the world.

Beginning in 2007 and continuing into 2009, the global capital markets have experienced a period of disruption resulting in increasing spreads between the yields realized on riskier debt securities and those realized on risk-free securities and a lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector relating to, among other things, subprime mortgages and the re-pricing of credit risk in the broadly syndicated market. These events, along with the deterioration of the housing market, illiquid market conditions, declining business and consumer confidence and the failure of major financial institutions in the United States, have led to worsening general economic conditions, which have materially and adversely affected the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. To the extent that we wish to use debt to fund our investments, the debt capital that will be available, if at all, may be at a higher cost, and on terms and conditions that may be less favorable, than what we expect, which could negatively affect our financial performance and results. A prolonged period of market illiquidity may cause us to reduce the volume of loans we originate and/or fund and adversely affect the value of our portfolio investments, which could have a material and adverse effect on our business, financial condition, and results of operations. The prolonged continuation or further deterioration of current market conditions could materially and adversely affect our business. In addition, U.S. federal government actions in connection with the financial and credit markets may, among other things, limit capital availability.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in seeking to:

➢	increase or maintain in whole or in part our equity ownership percentage;

➢	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing or

➢	preserve or enhance the value of our investment.

We will have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, because we prefer other opportunities, or because we are inhibited by compliance with business development company requirements or the desire to maintain our tax status.

Because we will generally not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We currently anticipate not taking controlling equity positions in our portfolio companies, although we are not precluded from doing so by the 1940 Act. If we do not acquire a controlling position in a portfolio company, we will be subject to the risk that the company may make business decisions with which we disagree, and the stockholders and management of the company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments. To the extent we take a controlling position in a portfolio company, our ability to interact with that company will be limited under the 1940 Act.

An investment strategy focused primarily on leveraged companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

Leveraged companies in which we will invest will typically be privately held or thinly traded and, generally, little public information will exist about these companies. We will be required to rely on the ability of Management’s investment professionals to obtain sufficient information to evaluate the potential returns from investing in these companies. If we are unable to obtain enough information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held and thinly traded companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could negatively affect our investment returns.

If we make subordinated investments, the obligors or the portfolio companies may not generate sufficient cash flow to service their debt obligations to us.

We may make subordinated investments, which will rank below other obligations of the obligor in its capital structure. Subordinated investments often reflect a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings), or both, may impair the ability of the obligor to make payment of principal and interest. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service its debt obligations.

Defaults by our portfolio companies may harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If a default occurs, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make to portfolio companies will be secured on a second priority basis by the same collateral securing senior secured debt of the companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. The proceeds, if any, from the sale or sales of all of the collateral may not be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations which have the benefit of the first priority liens are outstanding, any of the following actions that may be taken with respect to the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of the proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

The disposition of our investments may result in contingent liabilities.

We currently expect that a significant portion of our investments will involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

Our incentive fee may induce Management to make certain investments, including speculative investments.

The incentive fee payable by us to Trian Capital Advisers may create an incentive for Management to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to Trian Capital Advisers is determined, which is calculated as a percentage of the return on invested capital, may encourage Management to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, including investors in this offering. In addition, Trian Capital Advisers will receive the incentive fee based, in part, upon net capital gains realized on our investments. The portion of the incentive fee based on net capital gains is not subject to hurdle rate. As a result, Management may have a tendency to invest more in investments that are likely to result in capital gains as compared to income-producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The incentive fee payable by us to Trian Capital Advisers also may create an incentive for Management to invest on our behalf in instruments that have a deferred interest feature. Under these investments, we would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the term. Our net investment income used to calculate the income portion of our investment fee, however, includes accrued interest. Thus, a portion of this incentive fee would be based on income that we have not yet received in cash.

We may be subject to additional risks if we engage in hedging transactions and/or invest in foreign securities.

We currently anticipate that we will not use hedging transactions or invest in foreign securities. Engaging in either or both of these activities would entail additional risks. We could, for example, use instruments such as interest rate swaps, caps, collars and floors and, if we invest in foreign securities, we could use instruments such as forward contracts and currency options and borrow under a credit facility in currencies selected to minimize our foreign currency exposure. In each such case, we generally would seek to hedge against fluctuations of the relative values of our portfolio positions from changes in market interest rates or currency exchange rates. Hedging against a decline in the values of our portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of the positions declined. However, such hedging could establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions could also limit the opportunity for gain if the values of the underlying portfolio positions increased. Moreover, it might not be possible to hedge against an exchange rate or interest rate fluctuation that was so generally anticipated that we would not be able to enter into a hedging transaction at an acceptable price.

While we would enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates could result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged could vary. Moreover, for a variety of reasons, we might not seek to establish a perfect correlation between the hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation could prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it might not be possible to fully or perfectly hedge against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities would likely fluctuate as a result of factors not related to currency fluctuations.

We may not realize gains from our equity investments.

When we invest in senior and junior secured, unsecured and subordinated loans, we may acquire warrants or other equity securities as well. We may also invest in equity securities directly. To the extent we hold equity investments, we will attempt to dispose of them and realize gains upon our disposition of them. However, the equity interests we receive may not appreciate in value and, may decline in value. As a result, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Provisions of the Maryland General Corporation Law could deter takeover attempts and have an adverse effect on the price of our common stock.

The Maryland General Corporation Law contains provisions that may discourage, delay or make more difficult a change in control of Trian Capital or the removal of our directors. We are subject to the Maryland Business Combination Act, the application of which is subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board of directors, including approval by a majority of our directors who are not “interested persons.” If the resolution exempting business combinations is repealed or our board of directors does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our common stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and may increase the difficulty of consummating such an offer.

We have adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Our board of directors may be authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Under the Maryland General Corporation Law, our board of directors is permitted to reclassify any authorized but unissued shares of common stock into one or more classes of preferred stock. If the board of directors undertakes such a reclassification, it is required to file Articles Supplementary, which include a description of the terms of the stock. In the event that our board of directors determines to reclassify a portion of our unissued shares of common stock into a class of preferred stock, those preferred shares would have a preference over our common stock with respect to dividends and liquidation, which would reduce the amount distributable to our common stockholders. The cost of any such reclassification would be borne by our existing common stockholders. The class voting rights of any preferred shares we may issue could make it more difficult for us to take some actions that might, in the future, be proposed by the board of directors and/or the holders of our common stock, such as a merger, exchange of securities, liquidation, or alteration of the rights of a class of our securities, if these actions were perceived by the holders of preferred shares as not in their best interests. The issuance of preferred shares convertible into shares of common stock might also reduce the net income and net asset value per share of our common stock upon conversion. These effects, among others, could have an adverse effect on your investment in our common stock.

Risks Relating to this Offering

We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in the time frame contemplated by this prospectus.

Delays in investing the net proceeds of this offering may cause our performance to be worse than that of other investment vehicles pursuing similar investment strategies. We may not be able to identify investments that meet our investment objective or ensure that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

We currently anticipate that, depending on market conditions, it may take us up to one year to invest all of the net proceeds of this offering in accordance with our investment objective. During this period, we expect to invest any unused portion of the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns that we anticipate receiving on our portfolio investments. As a result, we may not be able to pay any distributions during this period or, if we are able to do so, such distributions may be substantially lower than the distributions that we expect to pay when our portfolio is fully invested in accordance with our investment objective. In addition, until such time as the net proceeds of this offering are fully invested in accordance with our investment objective, the market price for our common stock may decline, such that the initial return on your investment may be lower than when, if at all, our portfolio is fully invested.

There is a risk that you may not receive distributions or that our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions.

Investing in our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

➢

significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which is not necessarily related to the operating performance of these companies;

➢	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

➢	loss of RIC status;

➢	changes in earnings or variations in operating results;

➢	changes in the value of our portfolio of investments;

➢	changes in accounting guidelines governing valuation of our investments;

➢	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

➢	departure of Management’s key personnel;

➢	operating performance of companies comparable to us;

➢	general economic trends and other external factors; and

➢	loss of a major funding source.

We may allocate the net proceeds from this offering in ways with which you may disagree.

We will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which you may disagree or for purposes other than those contemplated at the time of the offering.

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of shares of our common stock will not decline following the offering.

We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies, including business development companies, frequently trade at a discount from their net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share of common stock may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

Investors in this offering will experience immediate dilution upon the closing of the offering.

If you purchase shares of our common stock in this offering, you will experience immediate dilution of [  •  ] per share because the price that you pay will be greater than the pro forma net asset value per share of the common stock you acquire. This dilution is in large part due to the expenses incurred by us in connection with the consummation of this offering. Investors in this offering will pay a price per share of common stock that exceeds the tangible book value per share after the closing of the offering.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Upon consummation of this offering, we will have [  •  ] shares of common stock outstanding (or [  •  ] shares of common stock if the overallotment option is fully exercised). Following this offering, sales of substantial amounts of our common stock, or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

In addition to factors previously identified elsewhere in this prospectus, including the “Risk Factors” section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the effect of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its effect on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the ability of Management to locate suitable investments for us and to monitor and administer our investments;

•	the ability of Management to attract and retain highly talented professionals;

•	fluctuations in foreign currency exchange rates; and

•	the effect of changes to tax legislation and, generally, our tax position.

This prospectus, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which may change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus.

DISCUSSION OF MANAGEMENT’S EXPECTED OPERATING PLANS

The following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to factors discussed under “Risk Factors” and “Special Note Regarding Forward-Looking Statements” appearing elsewhere in the prospectus.

Overview

Trian Capital was incorporated under the Maryland General Corporation Law on May 21, 2009. We have elected to be treated as a business development company under the 1940 Act. As such, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less.

Revenues

We plan to generate revenue in the form of interest payable and capital gains, if any, on the debt securities that we hold and capital gains, if any, on direct equity investments we make or on warrants or other equity interests that we may acquire in portfolio companies. We expect our debt investments, whether in the form of senior secured and unsecured loans and bonds or subordinated debt, to have stated terms of three to ten years and typically to bear interest at a fixed or floating rate. Interest on debt securities will generally be payable quarterly or semiannually, with the amortization of principal generally being deferred for several years from the date of the initial investment. In some cases, we will defer payments of interest for the first few years after our investment. The principal amount of the debt securities and any accrued but unpaid interest will generally become due at the maturity date. We expect to originate portfolio investments to a greater extent over time and may generate revenue from origination or structuring fees. In addition, we may generate revenue in the form of commitment or diligence fees, fees for providing managerial assistance and possibly consulting fees. Any such fees will be generated in connection with our investments and recognized as earned.

Expenses

Our primary operating expenses will include the payment of investment management fees and overhead expenses, including our allocable portion of overhead under the Administration Agreement. Our investment management fee will compensate Management for its work in identifying, evaluating, negotiating, closing and monitoring our investments. See “Management—Management Agreements,” and “Management—Administration Agreement.” We will bear all costs and expenses of our operations and transactions, including (without limitation) those relating to: organization and offering; calculating our net asset value (including the cost and expenses of any independent valuation firm); fees and expenses incurred by Management payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in monitoring our investments and performing due diligence on our prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments; interest payable on debt, if any, incurred to finance our investments; offerings of our common stock and other securities; investment advisory fees; administration fees and expenses, if any, payable under the Administration Agreement (including payments under the Administration Agreement between us and the Administrator based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our officers, including a chief compliance officer, chief financial officer, risk management officer and legal counsel, if any, and their respective staffs); transfer agent, dividend agent and custodial fees and expenses; federal and state registration fees; all costs of registration and listing our shares on any securities exchange; federal, state and local taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents required by the SEC or other regulators; costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of any fidelity bond, directors’ and officers’ liability insurance, and any other insurance premiums; direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; proxy voting expenses and all other expenses incurred by us or the Administrator in connection with administering our business.

Hedging

To the extent that any of our loans and other investments are denominated in a currency other than U.S. dollars, we may enter into currency hedging contracts to reduce our exposure to fluctuations in currency exchange rates. We may also enter into interest rate hedging agreements. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of futures, options, swaps and forward contracts. Costs incurred in entering into such contracts or in connection with settling them will be borne by us.

Financial Condition, Liquidity and Capital Resources

We will generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. In the future, we may also fund a portion of our investments through borrowings from banks and issuances of senior securities. In the future, we may also securitize a portion of our investments in mezzanine or senior secured loans or other assets. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock. Immediately after this offering, we expect to have cash resources of approximately $[  •  ] million and no indebtedness. This amount does not take into account the exercise of the overallotment option. See “Use of Proceeds.”

Distribution Policy

In order to qualify as a RIC and to avoid corporate-level tax on our income, we must distribute to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, on an annual basis out of the assets legally available for such distributions. We intend to pay distributions on a quarterly basis. In addition, we also intend to distribute any realized net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) at least annually out of the assets legally available for such distributions.

Contractual Obligations

We have entered into contracts under which we have material future commitments, including the Management Agreements, under which Management has agreed to provide investment advisory services; the Administration Agreement, under which our Administrator has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations and provide on our behalf managerial assistance to those portfolio companies that have accepted our offer to provide such assistance; and a license agreement with Trian Fund Management, L.P. under which Trian Fund Management, L.P. has agreed to grant us a non-exclusive, royalty-free license to use the name “Trian.” Payments under the Investment Management Agreement in future periods will be equal to (1) a percentage of the value of our gross assets and (2) an incentive fee based on our performance. Payments under the Administration Agreement will be equal to an amount based upon our allocable portion of our Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, technology systems, insurance and our allocable portion of the cost of our officers, including our chief financial officer, chief compliance officer and risk management officer, if any, and their respective staffs. See “Management—Management Agreements,” “Management—Administration Agreement” and “Management—License Agreement.” Each of these contracts may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. Further, although our chief compliance officer and chief financial officer will have certain primary duties and responsibilities to Management, they may also perform duties for other entities affiliated with Management.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of [  •  ] shares of our common stock in this offering will be approximately $[  •  ] (or approximately $[  •  ] if the underwriters fully exercise their overallotment option), in each case assuming an initial public offering price of $[  •  ] per share of common stock, after deducting the underwriting discounts and commissions and estimated organizational and offering expenses of approximately $[  •  ] payable by us.

We plan to invest the net proceeds of this offering in portfolio companies in accordance with our investment objective and strategies. We currently intend that all of the net proceeds of this offering will be used for our investment purposes within one year, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We believe that current market conditions have resulted in the secondary market for debt securities of leveraged companies providing more compelling investment opportunities than the origination or syndication markets and as such, we currently intend initially to purchase many of our assets in the secondary market. In the future, we will adjust our focus between secondary market purchases and originated or syndicated purchases as Management deems appropriate when opportunities arise and market conditions permit. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTIONS

We intend to make quarterly distributions to our stockholders. Our quarterly distributions, if any, will be determined by our board of directors.

To maintain our RIC status, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In seeking to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for the preceding year that were realized but not distributed. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We maintain an “opt in” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution then our stockholders will receive cash distributions, unless they have specifically “opted in” to the dividend reinvestment plan to reinvest their distributions and receive additional shares of common stock. See “Dividend Reinvestment Plan.”

CAPITALIZATION

The following table sets out (1) our actual capitalization at July 15, 2009 and (2) our capitalization as adjusted to reflect the effects of the sale of our common stock in this offering at an assumed public offering price of $15.00 per share of common stock, after deducting the underwriting discounts and commissions and organizational and offering expenses payable by us. You should read this table together with “Use of Proceeds” and our financial statements included elsewhere in this prospectus.

	As of July 15, 2009
	Actual	As Adjusted (1)
	(Amounts in thousands)
Assets:
Cash	$100	$280,506

Total assets	$550	$280,506

Liabilities:
Accrued organizational and offering costs	$756	$1,225

Stockholders’ equity (deficit):
Common stock, par value $0.001 per share; 100,000,000 shares of common stock authorized, 6,667 shares of common stock outstanding, actual; 20,000,000 shares of common stock outstanding, as adjusted	$—	$20

Capital in excess of par value	$100	$279,611
Accumulated net loss	$(306)	$(350)

Total stockholders’ equity (deficit)	$(206)	$279,281

(1)

Does not include the underwriters’ overallotment option of [  •  ] shares of our common stock. As adjusted gives effect to the charge against the proceeds of the offering of deferred offering costs of $449,524 incurred through July 15, 2009 and additional estimated offering costs of $425,476 through the date of the offering, and the accrual of additional estimated organizational expenses of $43,677 for the period from July 15, 2009 through the date of the offering.

BUSINESS

Trian Capital Corporation

Trian Capital Corporation is a newly organized closed-end, non-diversified management investment company that has filed an election to be treated as a business development company under the 1940 Act.

Our investment objective is to generate both current returns, including interest income and short-term capital gains, and long-term capital gains while emphasizing capital preservation. We intend to invest in leveraged companies in the form of senior and junior secured loans, subordinated loans, bonds, mezzanine loans and other investments in such companies, including direct equity investments.

We will generally seek to target leveraged companies that generate strong free cash flow, have significant asset and/or franchise value and are led by strong sponsors and/or management teams. Additionally, we plan to invest in companies from the broad variety of industries in which the Investment Team has direct expertise.

We have an investment process designed to perform across all phases of the credit cycle. We believe that current market conditions have resulted in the secondary market for debt securities of leveraged companies providing more compelling investment opportunities than the origination or syndication markets and as such, we currently intend initially to purchase many of our assets in the secondary market. In the future, we will adjust our focus between secondary market purchases and originated or syndicated purchases as Management deems appropriate when opportunities arise and market conditions permit. We intend to use the same analytical process for originated and syndicated purchases as we will use for our secondary market purchases. Our initial focus will be on senior secured and unsecured loans and bonds. As business conditions permit, we may seek to increase our level of investment in lower parts of the capital structure of leveraged companies, including subordinated loans, mezzanine loans, common and preferred equity and warrants and other investments.

The senior loans and bonds in which we expect to invest generally have stated terms of three to ten years and the subordinated debt investments we expect to make generally have stated terms of up to ten years, but the expected average life of such loans and bonds and subordinated debt will generally be between three and seven years. However, there is no limit on the maturity or duration of any investment in our portfolio. We may invest without limit in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.

As a business development company, we are permitted under the 1940 Act to borrow funds to finance portfolio investments. We do not have any current intention to borrow funds to finance portfolio investments in the first year of operations but may, over time (including within the first year of operations), use leverage opportunistically as market conditions permit, consistent with our investment process which is designed to perform across all phases of the credit cycle.

About Management

Trian Capital Advisers, a subsidiary of Trian Fund Management, L.P., an asset management firm controlled by Nelson Peltz, Peter W. May and Edward P. Garden, will serve as our investment adviser. Trian Capital Advisers has retained Trimaran Credit Managers, a firm controlled by Jay R. Bloom and Dean C. Kehler, to serve as our investment sub-adviser. Trian Capital Advisers is a newly formed Delaware limited liability company and Trimaran Credit Managers is a newly formed Delaware limited partnership, and each is registered as an investment adviser under the Advisers Act. Management’s Investment Team consists of over 50 professionals and is led by the Investment Committee, currently composed of Messrs. Peltz, May, Garden, Bloom, Kehler and Fauser, that will exercise exclusive investment discretion with respect to all investments made by us. Messrs. Bloom and Kehler will also serve as our Co-Presidents and Co-Chief Investment Officers. Since August 2008, all of the members of the Investment Committee have worked together evaluating investments as members of the investment committee of a credit-focused private investment fund.

The Investment Team includes credit and equity analysts, many of whom follow specific industries, new business originators and experienced professionals specializing in legal issues, fund operations, risk management and financial reporting. The Investment Team will work together to advise us on our portfolio investments consistent with our investment objective as described in this prospectus.

The Administrator will provide the administrative services necessary for us to operate.

Competitive Strengths

We believe that we have the following competitive strengths:

Highly Experienced Investment Team

We expect to benefit from the breadth of experience of the Investment Team, which is composed of more than 50 professionals and is led by the Investment Committee, substantially all of whose members have been active participants in the evolution of the leveraged finance markets over the past 25 years, including senior decision-making responsibility in portfolio management, issuance, origination, sales, trading and restructuring of leveraged loans and high-yield bonds. We believe the Investment Team’s combination of operating experience, investment and portfolio management experience and credit market and underwriting expertise provides the Investment Committee with a value-added perspective for making investment decisions.

Our Chairman, Nelson Peltz, and Vice Chairman, Peter W. May, have been business partners for more than 35 years, during which time they have created significant value as owners and day-to-

day operators of both small and large capitalization leveraged companies across a number of sectors. As operators of businesses, Messrs. Peltz and May have a long track record of leveraging companies they control in a manner that is compatible with the stability of revenues, the need for capital expenditures and opportunities to make strategic acquisitions. Messrs. Peltz and May were among the first to use non-investment grade financing to acquire and build businesses including controlling one of the first issuers to acquire a company through a tender offer financed with high-yield bonds in Triangle Industries, Inc.’s (“Triangle”) acquisition of National Can Corporation in 1985. Under the leadership of Messrs. Peltz and May, National Can Corporation subsequently acquired the packaging business of American Can Company to become one of the world’s largest packaging companies and a Fortune 100 industrial company. In addition, Messrs. Peltz and May have a history of creatively structuring debt securities in an effort to optimize returns for all stakeholders including the securitization of franchise royalty payments by Arby’s Restaurant Group in 2000, which won both the International Financing Review “Best 2000 North American Securitization” and the Structured Finance International “Best 2000 Securitization of North American Assets” awards. All together, companies controlled by Messrs. Peltz and May, including Triangle and Triarc Companies, Inc. (“Triarc”) and their affiliates have issued approximately $11 billion of debt securities over the past 25 years.

Our Co-Presidents and Co-Chief Investment Officers, Jay R. Bloom and Dean C. Kehler, have been working together since the early 1980s and have successfully managed portfolios of corporate loans, high-yield debt, public and private equities, as well as distressed investments and other instruments, through numerous credit cycles. In a decade together as investment bankers at Lehman Brothers and Drexel Burnham Lambert, Messrs. Bloom and Kehler were involved in many of the well-known leveraged buyouts of the 1980s. In 1990, Messrs. Bloom and Kehler were two of the founding members of The Argosy Group L.P., a boutique investment bank focused on debt underwriting, private placements, sales and trading, proprietary special situation investing and restructuring advisory assignments for highly leveraged companies. In 1995, Canadian Imperial Bank of Commerce (“CIBC”) acquired The Argosy Group L.P. and, from 1995 to 2001, Messrs. Bloom and Kehler took on increasing responsibilities within CIBC World Markets Corp., ultimately as Vice Chairmen and co-heads of Leveraged Finance with responsibilities for leveraged loan and high-yield sales, trading and research (including distressed securities), debt private placements, restructuring advisory, financial sponsor coverage, the creation and management of multiple special situations investment funds and collateralized debt obligation funds, and the creation of a major leveraged finance business in the U.K. In the aggregate, these businesses had several hundred employees in the United States, Canada and the U.K. Founded in 2000, Trimaran Capital Partners, L.L.C. is the successor to CIBC-Argosy Merchant Banking Fund, the principal U.S. merchant banking operation of CIBC. Trimaran Capital Partners became independent of CIBC in February 2006. During and subsequent to their time at CIBC, as founding members of Trimaran Capital Partners, Messrs. Bloom and Kehler and their investment team have deployed over $1.7 billion in capital in two funds focused on private equity and special situations, and currently manage approximately $1.5 billion of leveraged loans across four collateralized loan obligations. In addition, over their careers, Messrs. Bloom and Kehler, and employees under their direction, have advised lenders, other debtors and shareholders on dozens of restructurings and have managed capital in the credit markets through multiple credit cycles, including each of the market disruptions of the 1980s.

Our Vice Chairman, Edward P. Garden, joined Mr. Peltz and Mr. May at Triarc in August 2003 and co-founded Trian Fund Management, L.P. with them in November 2005. In addition to his operating experience, Mr. Garden brought to Triarc an extensive background in leveraged finance and capital markets. Prior to joining Triarc, from 1999 to 2003, Mr. Garden was a Managing Director of Credit Suisse First Boston, where he served as a senior investment banker in the Financial Sponsors Group, responsible for originating, structuring and executing leveraged loans, subordinated debt and equity transactions for leading private equity firms. From 1994 to 1999, he was a Managing Director at BT Alex. Brown Inc., where he was a senior member of the Financial Sponsors Group and, prior to that, co-head of Equity Capital Markets. Mr. Garden began his professional career at Drexel Burnham Lambert, where he worked with Messrs. Bloom and Kehler from 1986 to 1989.

Chad Fauser, a member of the investment team at Trian Fund Management, L.P. since 2005, joined Messrs. Peltz, May and Garden at Triarc in October 2003 as Vice President, Corporate Development. In addition to his corporate development background, Mr. Fauser has an extensive background in leveraged finance. Since joining Triarc and Trian, Mr. Fauser has played a key role in the structuring and execution of a number of high-yield and bank financings by Wendy’s/Arby’s Group, Inc. and its subsidiaries. Prior to joining Triarc, Mr. Fauser worked for over seven years as an investment banker at Morgan Stanley, where he was responsible for the origination and structuring of many high-yield and leveraged loan transactions while part of the leveraged finance capital markets group.

We believe the combination of Messrs. Peltz and May’s long track record of prudently using leveraged finance to acquire and build businesses and optimize returns, Messrs. Bloom and Kehler’s history in originating, investing and managing portfolios in leveraged finance, Mr. Garden’s extensive background in leveraged finance and capital markets and Mr. Fauser’s background in leveraged finance and equity capital markets provides our Investment Team with a competitive advantage in sourcing, structuring and evaluating investment opportunities.

Since August 2008, the members of the Investment Team have worked together to manage a credit-focused private investment fund, including all of the members of the Investment Committee who have worked together evaluating and approving each of the investments made by that fund.

Deep Investment Team and an Established Platform

We expect to benefit from the extensive credit, operating, investment, legal, financing, restructuring, tax and accounting experience of the more than 50 professionals of the Investment Team.

We believe the Investment Team’s experience in analyzing and managing investments in leveraged companies, combined with active involvement in the primary and secondary leveraged loan and bond markets, provides us with an advantage in identifying, structuring and managing a portfolio of debt investments. Additionally, we believe industry-focused members of the Investment Team will help us identify and develop investment opportunities, as well as provide in-depth analysis on specific companies and industries by providing up-to-date and sophisticated insights into such matters as customer trends, technology changes, cultural shifts, competitive dynamics and expense metrics that enhance our credit analysis.

Members of the Investment Team have developed a broad and deep network of contacts and a strong reputation with management teams, investors, investment bankers, lawyers and consultants. We believe that these resources combined with Management’s experience in analyzing and managing investments in leveraged companies will lead to our being able to develop proprietary investment opportunities.

We will benefit from access to the Investment Team’s established legal, accounting, technology and administrative infrastructure. From an operating and financial reporting perspective, we will benefit from the Investment Team’s professional staff, proprietary systems, software and procedures, which are critical for successfully building and running large portfolios of debt instruments. Among other areas, this team has expertise in sourcing, closing and monitoring investments and debt instruments, portfolio management, and other administrative, accounting and regulatory compliance functions.

“Operations-Based” Approach to Credit Investing

We will seek to generate attractive risk-adjusted returns with low volatility throughout the credit cycle by employing the same successful operations-centric approach that members of the Investment Team have used over the past 35 years. Our approach will seek to reduce risk in investments by focusing on companies with leading market positions and strong free cash flow in industries that members of the Investment Team understand. We believe that the Investment Team’s ability to conduct due diligence from the point of view of an owner and operator in addition to strong fundamental credit analysis from the point of view of a financial investor or lender will give us a competitive advantage. Furthermore, members of the Investment Team have executed a number of operational turnarounds at undervalued and/or underperforming companies, adding value to those companies through a combination of improved operational execution (i.e., “sales up, expenses down”), strategic redirection, more efficient capital allocation and stronger focus. We believe that this “operations-based” approach, which couples a deep understanding of a company’s income statement and the opportunities and risks associated with it with a comprehensive balance sheet analysis, facilitates an investment discipline that is biased towards stronger and more stable companies. We believe the Investment Team’s broad operating experience and skills complement and enhance the Investment Team’s extensive credit-focused experience through multiple credit cycles, including each of the market disruptions since the 1980s.

Our investment process will also make use of the Investment Team’s extensive network of relationships and should benefit from the industry and company performance insights provided by its members’ past and current experience as directors of various public and private companies. The Investment Team’s strength in credit analysis and risk management is complemented by its expertise in providing strategic leadership and financial resources to enable operating companies to develop and implement focused, cash flow-oriented business plans. We believe the Investment Team’s experience in providing proactive management assistance to portfolio companies will differentiate us from our competitors and add value to the businesses in which we invest.

Disciplined Strategy Focused on Long-Term Results

The primary goal of our investment strategy is to generate both current returns, including interest income and short-term capital gains, and long-term capital gains while emphasizing capital preservation. While we may invest in all parts of the capital structure, our preference is to invest in more senior levels of debt within the capital structure, and we favor investments in companies that demonstrate strong free cash flow and significant asset and/or franchise value, and that have strong sponsors and/or management teams.

We believe that all parts of the credit cycle offer investment opportunities for investors, but that the nature of these opportunities changes throughout the cycle. Depending on the investment environment (and point in the credit cycle), we may pursue various types of investments. We expect to have the ability to quickly deploy or reallocate capital as the investment environment shifts. We believe that current market conditions have resulted in the secondary market for debt securities of leveraged companies providing more compelling investment opportunities than the origination or syndication markets and as a result, we currently intend initially to purchase many of our assets in the secondary market. In the future, we will adjust our focus between secondary market purchases and originated or syndicated purchases as Management deems appropriate when opportunities arise and market conditions permit.

No Legacy Portfolio Issues

As a result of the current market dislocation, many existing capital providers have sustained losses and have portfolios that are burdened with non-performing debt instruments. We expect to benefit from having fresh capital at a point in the credit cycle when assets can be acquired at attractive risk- adjusted prices. As a result, we believe that our lack of exposure to legacy “problem credits” compared with other capital providers will give us a competitive advantage over other capital providers in terms of deploying capital and recruiting talent. The Investment Team is well positioned to concentrate its efforts on maximizing the value of the assets acquired following our initial offering of shares of our common stock.

Market Opportunity

We intend to invest primarily in loans and bonds of leveraged companies. We believe that there are significant opportunities in lending to leveraged companies due to recent market events that have temporarily, and in some cases permanently, forced a number of capital providers to reduce or even eliminate their exposure to leveraged loans and bonds. Over the last year, the market has experienced significant contraction in liquidity. As part of this credit tightening, many loans and bonds now trade at a discount to par value. Lenders that remain active in the market have, to date, benefited from a broad re-pricing of risk, rationalization of leverage levels, and generally favorable deal terms. We believe that this environment should provide us with attractive opportunities and favorable risk-adjusted returns. In seeking to take advantage of this opportunity, we plan to focus initially on investments in the secondary market.

In 2008, the SEC amended rules under the 1940 Act to expand the types of companies in which a business development company may invest to include certain private companies with publicly registered debt securities and public companies with market capitalizations under $250 million. We believe this rule change provides a significantly larger universe of potential investment opportunities than previously had been available to business development companies, including securities issued by larger companies that may be better positioned to withstand challenging economic conditions. Additionally, we believe that there will be a significant amount of leveraged loans and bonds that will mature over the next several years, which should result in an increased need for new financing both near- and mid-term. We believe the nature of our portfolio securities, a significant portion of which is expected to be liquid, will allow us to participate in these investment opportunities currently and in the future.

Investments

We will seek to create a portfolio primarily composed of loans and bonds. We believe that current market conditions have resulted in the secondary market for debt securities of leveraged companies providing more compelling investment opportunities than the origination or syndication markets and as such, we currently intend initially to purchase many of our assets in the secondary market. In the future, we will adjust our focus between secondary market purchases and originated or syndicated purchases as Management deems appropriate when opportunities arise and market conditions permit. We intend to use the same analytical process for originated and syndicated purchases as we will use for our secondary market purchases. Our initial focus will be on senior secured and unsecured loans and bonds. As business conditions permit, we may seek to increase our level of investment in lower parts of the capital structure of leveraged companies, including subordinated loans, mezzanine loans, common and preferred equity and warrants and other investments.

We will generally seek to target companies that generate strong free cash flow, significant asset and/or franchise value, and strong sponsors and/or management teams. Additionally, we plan to invest in companies from the broad variety of industries in which the members of the Investment Team have direct expertise. The senior secured and unsecured loans and bonds in which we expect to initially invest generally have stated terms of three to ten years and the subordinated debt investments we expect to make generally have stated terms of up to ten years, but the expected average life of such senior secured and unsecured loans and bonds is generally between three and seven years. However, there is no limit on the maturity or duration of any security in our portfolio. We may invest without limit in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.

In addition to our core portfolio, we may invest up to 30% of our portfolio in opportunistic investments, which will not be our primary focus but will be intended to enhance our returns to stockholders consistent with our status as a business development company. These investments may include, but will not be limited to, private equity investments and securities of public companies with market capitalizations in excess of $250 million.

Investment Selection

We believe that a critical and differentiating factor of our investment process is the ability to conduct detailed operational and strategic due diligence from the point of view of an owner and operator in addition to strong fundamental credit analysis from the point of view of a financial investor or lender. Members of the Investment Team have executed a number of operational turnarounds at undervalued and/or under performing companies, adding value to those companies through a combination of improved operational execution (i.e., “sales up, expenses down”), strategic redirection, more efficient capital allocation and stronger focus. We believe that this “operations-based” approach, which couples a deep understanding of a company’s income statement and the opportunities and risks associated with it with a comprehensive balance sheet analysis, facilitates an investment discipline that is biased towards stronger and more stable companies. We believe the Investment Team’s broad operating experience and skills complement and enhance its extensive credit- focused experience which includes each of the credit market disruptions since the 1980s. We will rely on the depth of the Investment Team’s experience across debt and equity investing as well as owning and operating companies in order to analyze and select investment opportunities.

We expect to draw on the Investment Team’s extensive network of relationships to invest across the capital structure. In so doing, we will seek to disintermediate commercial and investment banks to invest in fundamentally sound companies, thus driving terms and conditions and positioning ourselves to benefit from the long-term growth of our investments. Members of the Investment Team have extensive experience structuring, negotiating, and executing debt financings, both as lender and as borrower.

Across all of its activities, the Investment Team places significant emphasis on risk management. This is achieved not only through judicious investment decisions but also by actively monitoring risk across investment and operational functions. The Investment Team believes it has the personnel and the appropriate systems and other resources necessary to effectively monitor and manage business, portfolio, and financial risk.

Prospective portfolio company characteristics

We have identified several criteria that we believe are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions; however, not all of these criteria will be met by each prospective portfolio company in which we choose to invest. Generally, we will seek to utilize our access to information generated by the Investment Team to identify investment candidates and to structure investments quickly and effectively. We will generally seek to target leveraged companies that generate strong free cash flow, have significant asset and/or franchise value, and are led by strong sponsors and/or management teams.

Due diligence

The Investment Team will conduct diligence on prospective portfolio companies consistent with the historical approach adopted by the investment professionals of Management and its affiliates. As a result, the Investment Team will conduct due diligence investigations in its investment activities and in conducting its due diligence, will use publicly available information as well as information from its extensive relationships with former and current management teams, consultants, competitors, and investment bankers and the direct experience of the senior partners of Management and its affiliates.

Our due diligence will typically include:

➢	review of historical and prospective financial information;

➢	research relating to the company’s management, industry, markets, products and services, and competitors; and

➢	review of relevant legal documents.

In addition, for newly originated investments, our diligence process may also include the following:

➢	interviews with management, employees, customers and vendors of the potential portfolio company;

➢	on-site visits; and

➢	background checks.

Upon the completion of due diligence and a decision to proceed with an investment in a company, the Investment Team will present the investment opportunity to the Investment Committee, which will determine whether to pursue the potential investment. Additional due diligence with respect to any investment may be conducted on our behalf prior to the closing of the investment by attorneys and independent accountants, as well as by other outside advisers, as appropriate.

Managerial assistance

As a business development company, we will offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services. Our Administrator will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Ongoing Relationships with Portfolio Companies

Management will monitor our portfolio companies on an ongoing basis. Management will monitor the financial trends of each portfolio company to determine if it is performing in accordance with its business plan or our expectations for the business, and to assess the appropriate course of action for such company.

Management will have several methods of evaluating and monitoring the performance and fair value of our investments which may include, but are not limited to, the following:

➢	Review of monthly and quarterly financial statements and financial projections for portfolio companies;

➢	Comparisons to other portfolio companies in the industry;

➢	Regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

➢	Assessment of success in adhering to the portfolio company’s business plan and compliance with covenants; and

➢	Attendance at and participation in board meetings.

Risk Management

In addition to various risk management and monitoring tools, Management intends to identify a full-time risk management officer who will report jointly to the board of directors and the Co-Presidents. We will also use an investment rating system to characterize and monitor each debt investment in our portfolio. We will use an investment rating scale of 1 to 4. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Full return of principal and interest expected, with portfolio company performing in line with our initial expectations
2	Full return of principal and interest expected, but portfolio company performing somewhat worse than initially expected
3	Full return of principal expected, but portfolio company performing substantially worse than initially expected
4	Risk of loss of some or all principal investment, impairment expected

Management will monitor and, when appropriate, change the investment ratings assigned to each investment in our portfolio. In connection with our valuation process, Management will review these investment ratings on a quarterly basis, and our board of directors will affirm such ratings.

Competition

Our primary competitors to providing financing to portfolio companies will include other business development companies, public and private funds, commercial and investment banks, hedge funds, commercial financing companies and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds than we do and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than we can. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. We expect to use the industry information of the investment professionals of Management and its affiliates to which we will have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we expect that the relationships of the senior members of Management and its affiliates will enable us to learn about, and compete effectively for, financing opportunities with attractive companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see “Risk factors—Risks Relating to our Business and Structure—We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.”

Staffing

We do not currently have any employees. Promptly after the completion of the offering, we expect to recruit and hire a new chief financial officer and a risk management officer (and to the extent necessary, a controller). Each of our executive officers described under “Management” is an employee of Management, our Administrator or their respective affiliates. Our day-to-day investment operations will be managed by Management. In the future, we expect that Management will hire additional investment professionals. See “Management—Management Agreements.” In addition, we reimburse the Administrator for our allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of our officers, including our chief financial officer, chief compliance officer, risk management officer and legal counsel, if any, and their respective staffs. See “Management.”

Properties

Our administrative offices and our principal executive offices are located at 280 Park Avenue, 41st Floor, New York, New York 10017. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

We and Management are not currently subject to any material legal proceedings.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The board of directors currently consists of seven members, four of whom are not “interested persons” of Trian Capital as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “independent directors.” Our board of directors elects our officers, who will serve at the discretion of the board of directors.

Board of Directors

Under our charter, each of our directors will hold office for one-year terms. At each annual meeting of our stockholders, the directors will be elected to hold office for a term expiring at the next annual meeting of stockholders. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since
Interested Directors
Nelson Peltz	67	Chairman of the board of directors	2009
Jay R. Bloom	53	Director, Co-President and Co-Chief Investment Officer	2009
Dean C. Kehler	52	Director, Co-President and Co-Chief Investment Officer	2009
Independent Directors
Richard J. Almeida	67	Director	2009
Michele K. Griffiths	54	Director	2009
Michael R. Riesel	68	Director	2009
Willis G. Ryckman	64	Director	2009

The address for each director, except Messrs. Bloom and Kehler, is c/o Trian Capital Corporation, 280 Park Avenue, 41st Floor, New York, New York 10017. The address for each of Messrs. Bloom and Kehler is c/o Trimaran Capital Partners, LLC, 1325 Avenue of the Americas, New York, New York 10019.

Executive Officers who are not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Peter W. May	66	Vice Chairman
Edward P. Garden	48	Vice Chairman
Greg Essner	47	Chief Financial Officer, Treasurer and Secretary
David I. Mossé	36	Chief Compliance Officer

The address for each of Messrs. May, Garden, Essner and Mossé is c/o Trian Capital Corporation, 280 Park Avenue, 41st Floor, New York, New York 10017.

Biographical Information

Directors

For purposes of this presentation, our directors have been divided into two groups—independent directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act.

Independent directors

Richard J. Almeida serves as an independent director. Mr. Almeida was Chairman and Chief Executive Officer of Heller Financial, Inc., a Chicago-based commercial finance company, from 1995 until 2001. Mr. Almeida is currently a Director of UAL Corporation (Audit and Compensation Committees), Corn Products International (Governance Committee and Chair, Compensation Committee), CARE USA (Finance Committee and Chair, Audit Committee). Formerly, Mr. Almeida was a Director and Chair of the Audit Committee of E-Funds Corporation and a Director and member of the Audit Committee of The Marmon Group. Mr. Almeida also has been on the boards of a number of educational, philanthropic and cultural boards in Chicago. Mr. Almeida is a member of The Commercial Club of Chicago, The Economics Club of Chicago, The Chicago Council on Global Affairs and The Dean’s Council of The Harris School of Public Affairs at The University of Chicago. Mr. Almeida is a graduate of George Washington University and The Maxwell School of Syracuse University.

Michele K. Griffiths serves as an independent director. Ms. Griffiths has been an independent management consultant with a practice focusing on strategy and organization since 1997. Ms. Griffiths is also an active member of the Ben Franklin Technology Partners’ Solutions Network, which provides professional assistance and advice to early-stage companies as well as more mature sponsored companies on issues concerning strategy, sales processes and capitalization. Ms. Griffiths previously worked as an employee of McKinsey & Co., Inc. where she was a Partner from 1988 to 1997. Before being employed at McKinsey, Ms. Griffiths worked as an analyst and account manger at Air Products & Chemicals, Inc. Since 2004, Ms. Griffiths has been the President and Secretary of Holmes-Griffiths Funeral Homes, a family owned funeral business, and the President of the Dual Valley Recreation Association, a non-profit recreation and conservation corporation. Ms. Griffiths is a graduate of Bucknell University, summa cum laude, Phi Beta Kappa, and the Harvard Graduate School of Business Administration.

Michael R. Riesel serves as an independent director. Mr. Riesel is a retired Certified Public Accountant. From 1965 to September 2008, Mr. Riesel was with the firm KPMG LLP, where he was a Partner from 1976 to 2005. Mr. Riesel serves on the Audit Committee of Central Synagogue. Mr. Riesel is a graduate of Tufts University and the Columbia University Graduate School of Business.

Willis G. Ryckman serves as an independent director. From 1990 until 2007 Mr. Ryckman was Chairman of Tri Tech Labs, Inc., a full-service custom manufacturer of over-the-counter fragrance and personal care products. Mr. Ryckman began his career at Manufacturers Hanover Trust Co. in 1966 where he served as a senior officer prior to his 1990 departure. Mr. Ryckman was the founder of WGR, Inc., a private investment fund, and was formerly the Chairman of Omni Capital, a Boston-based finance company. Mr. Ryckman is currently a member of the Board of Directors of Krasdale Foods, Inc. and International Executive Service Corps, a non profit organization. Mr. Ryckman’s past directorships include the Kinney Parking and Kinney Cleaning Companies; The Frances Denney Companies; Triangle Industries, Inc.; Stetson/Resistol Hat Co.; Arby’s Development Corp.; National Propane Corporation; Panavision; Bradlees; and Banyan Hotel Management Corp. Mr. Ryckman is a graduate of the University of Georgia and the New York University Graduate School of Business.

Interested directors

Nelson Peltz serves as the Chairman of our board of directors and has been Chief Executive Officer and a founding partner of Trian Fund Management, L.P. since November 2005. Mr. Peltz also has served as Chairman of the board of Trian Acquisition I Corp., a special purpose acquisition company, since November 2007. Mr. Peltz currently serves as non-executive Chairman of the Board of Wendy’s/Arby’s Group, Inc. From April 1993 until June 2007, Mr. Peltz served as Chairman and Chief Executive Officer of Triarc. From its formation in January 1989 to April 1993, Mr. Peltz was Chairman and Chief Executive Officer of Trian Group, Limited Partnership (“Trian Group”), which provided investment banking and management services for entities controlled by Messrs. Peltz and May. From 1983 until December 1988, he was Chairman and Chief Executive Officer and a director of Triangle, which, through wholly owned subsidiaries, was, at that time, a manufacturer of packaging products (through American National Can Company), copper electrical wire and cable and steel conduit, and currency and coin-handling products. From 1987 to October 1992, Mr. Peltz also served as Chairman and CEO of Avery, Inc., which, until the sale of its subsidiary Uniroyal Chemical Holding Company, was primarily engaged in the manufacture and sale of specialty chemicals, and, from January 2003 to June 2006, he served as a director of Encore Capital Group, Inc. Mr. Peltz is a director of H. J. Heinz Company. Mr. Peltz is Co-Chairman of the board of directors of the Simon Wiesenthal Center and Chairman of the New York Tolerance Center. In addition, he is a member of the board of directors of Overseers of the Weill Cornell Medical College and Graduate School of Medical Sciences, the board of directors of the Trooper Foundation and the board of directors of PAL. He is also a member of the Board of Overseers of The Milken Institute, a member of the Honorary Board of Directors of the Prostate Cancer Foundation (formerly known as CaP CURE), a member of the Board of Trustees of the Intrepid Museum Foundation and a member of the board of directors of the Avon Old Farms School. He is the father-in-law of Edward P. Garden. Mr. Peltz attended The Wharton School of the University of Pennsylvania. Mr. Peltz is an “interested person” of Trian Capital as defined in Section 2(a)(19) of the 1940 Act because he is on the Investment Committee and is a principal of Trian Capital Advisers.

Jay R. Bloom serves on the board of directors and as Co-President and Co-Chief Investment Officer of Trian Capital and is a Managing Member of Trimaran Credit Managers. Mr. Bloom is also a Managing Member of Trimaran Capital Partners, L.L.C. and a member of the investment committee of Trimaran Advisors, L.L.C. Prior to co-founding Trimaran Capital Partners, Mr. Bloom was a vice chairman of CIBC World Markets Corp. and co-head of the CIBC Argosy Merchant Banking Funds. Prior to joining CIBC World Markets Corp. in 1995, Mr. Bloom was a founder and Managing Director of The Argosy Group L.P. Before Argosy, Mr. Bloom was a Managing Director at Drexel Burnham Lambert Incorporated, and prior to that, he worked at Lehman Brothers Kuhn Loeb Incorporated. In addition, Mr. Bloom practiced law with Paul, Weiss, Rifkind, Wharton & Garrison LLP. Mr. Bloom currently serves on the board of directors of several private companies, including Educational Services of America, Inc., Norcraft Companies, L.P. and Standard Steel, LLC. Mr. Bloom currently serves as a member of the Cornell University Undergraduate Business Program Advisory Council and the Cornell University Johnson Graduate School of Management Advisory Council. Mr. Bloom received his B.S. and M.B.A. from Cornell University, graduating summa cum laude, and his J.D. from Columbia University School of Law, where he was a member of the Board of Editors of the Columbia Law Review. Mr. Bloom is an “interested person” of Trian Capital as defined in Section 2(a)(19) of the 1940 Act because he is on the Investment Committee, is a portfolio manager for Trian Capital and is a principal of Trimaran Credit Managers.

Dean C. Kehler serves on the board of directors and as Co-President and Co-Chief Investment Officer of Trian Capital and is a Managing Member of Trimaran Credit Managers. Mr. Kehler is also a Managing Member of Trimaran Capital Partners, L.L.C. and a member of the Investment Committee of Trimaran Advisors, L.L.C. Prior to co-founding Trimaran Capital Partners, Mr. Kehler was a vice chairman of CIBC World Markets Corp. and co-head of the CIBC Argosy Merchant Banking Funds. Prior to joining CIBC World Markets Corp. in 1995, Mr. Kehler was a founder and Managing Director of The Argosy Group L.P. Before Argosy, Mr. Kehler was a Managing Director at Drexel Burnham Lambert Incorporated, and prior to that, he worked at Lehman Brothers Kuhn Loeb Incorporated. Mr. Kehler currently serves on the board of directors of several private companies, including Jefferson National Life Insurance Company, Charlie Brown’s Acquisition Corp., Urban Brands, Inc. and El Pollo Loco, Inc. Mr. Kehler also serves as Treasurer, Chair of the Finance Committee and a director of CARE USA, one of the world’s largest private humanitarian organizations, and is Vice Chair of the Board of Overseers of the University of Pennsylvania School of Nursing. Mr. Kehler received his B.S. from the Wharton School of the University of Pennsylvania. Mr. Kehler is an “interested person” of Trian Capital as defined in Section 2(a)(19) of the 1940 Act because he is on the Investment Committee, is a portfolio manager for Trian Capital and is a principal of Trimaran Credit Managers.

Executive officers who are not directors

Peter W. May serves as a Vice Chairman of Trian Capital and has been President and a founding partner of Trian Fund Management, L.P. since November 2005. Mr. May also has served as Vice Chairman and Director of Trian Acquisition I Corp. since November 2007. Mr. May currently serves as non-executive Vice Chairman of the Board of Wendy’s/Arby’s Group, Inc. From April 1993 to June 2007, Mr. May served as President and Chief Operating Officer of Triarc. From its formation in January 1989 to April 1993, Mr. May was President and Chief Operating Officer of Trian Group. He was President and Chief Operating Officer and a director of Triangle from 1983 until December 1988. From 1987 to October 1992, Mr. May also served as President and COO of Avery, Inc. In addition, from June 1999 to March 2000, he was a director of Ascent Entertainment Group, and, from February 1998 to May 2007, he was a director of Encore Capital Group, Inc. Mr. May is a director of Tiffany & Co. and Deerfield Capital Corp, a real estate investment trust. Mr. May is Chairman of the Board of Trustees of The Mount Sinai Medical Center in New York, where he led the turnaround of this major academic health center from serious financial difficulties to what is today one of the most profitable and fastest growing academic medical centers in the United States. In addition, Mr. May is a Trustee of the University of Chicago, a member of its Executive Committee and a member of the Advisory Council on the Graduate School of Business of the University of Chicago. In addition, he is a Trustee of Carnegie Hall, a partner of the Partnership for New York City, a member of the board of directors of the UJA Federation and past Chairman of the UJA Federation’s “Operation Exodus” campaign, and an honorary member of the Board of Trustees of the 92nd Street Y. He is a founding member of the Laura Rosenberg Memorial Foundation for Pediatric Leukemia Research and he is Chairman of the Board of the Leni and Peter May Family Foundation. Mr. May is a graduate of the University of Chicago, A.B., and the University of Chicago School of Business, M.B.A., and is a Certified Public Accountant (inactive). Mr. May also holds an Honorary Doctorate in Humane Letters from The Mount Sinai School of Medicine of New York University.

Edward P. Garden serves as a Vice Chairman of Trian Capital and has been Vice Chairman and a founding partner of Trian since November 2005. Mr. Garden also has served as President, Chief Executive Officer and Director of Trian Acquisition I Corp. since November 2007. From December 2004 to June 2007, Mr. Garden served as Vice Chairman and a director of Triarc, where he was also head of corporate development since August 2003. Prior to joining Triarc, Mr. Garden was a managing director of Credit Suisse First Boston, where he had served as a senior investment banker in the Financial Sponsors Group since 1999. In this capacity, Mr. Garden was responsible for managing relationships with several large private equity firms, executing financings through the issuance of bank debt, corporate bonds and equity capital, and providing strategic advisory services. From 1994 to 1999, he was a managing director at BT Alex. Brown Inc., where he was a senior member of the Financial Sponsors Group and, prior to that, Co-Head of Equity Capital Markets. From 1990 to 1994, Mr. Garden was Chief Executive Officer of All-American Brush Mfg. Corp. and prior to that was a Vice President at Drexel Burnham Lambert Incorporated on the equity capital markets/syndicate desk. Mr. Garden is a director of Wendy’s/Arby’s Group, Inc. Mr. Garden graduated from Harvard College with a B.A. in Economics.

Greg Essner serves as the initial Chief Financial Officer, Treasurer and Secretary of Trian Capital. Mr. Essner has been Chief Financial Officer and a member of the investment team of Trian since November 2005. Mr. Essner also has served as Treasurer and Chief Financial Officer of Trian Acquisition I Corp. since November 2007. From June 2005 through June 2007, he served as a Senior Vice President and Treasurer of Triarc. Prior thereto, he was Vice President, Treasury Services and Financial Planning of Triarc since July 2001. From August 2000 to June 2001, he was Corporate Controller of FrontLine Capital Group. Prior to joining FrontLine, he held various positions at Triarc from April 1993 to August 2000, most recently that of Controller and Assistant Treasurer. Mr. Essner received a B.B.A. in Accounting from Adelphi University and is a Certified Public Accountant (inactive).

David I. Mossé will serve as the initial Chief Compliance Officer of Trian Capital. Mr. Mossé has been the General Counsel, Secretary and Chief Compliance Officer of Trian Acquisition I Corp. since January 2008. Mr. Mossé has been the Chief Compliance Officer and a member of the investment team of Trian Fund Management, L.P. since November 2005. He is a director of Farrell Sports Concepts, Inc., a Trian Partners portfolio company. Mr. Mossé served as a Vice President and Assistant General Counsel of Triarc from October 2003 through June 2007. Prior to joining Triarc, from 1997 to 2000 and again from 2002 to 2003, Mr. Mossé was an associate with the law firm Cravath, Swaine & Moore LLP, and from 2000 to 2002 Mr. Mossé was a Senior Attorney with the law firm Venture Law Group. Mr. Mossé received a J.D. from New York University School of Law and a B.A. from Duke University.

Committees of the Board of Directors

Audit committee

The members of the audit committee are Messrs. Almeida, Riesel and Ryckman and Ms. Griffiths, each of whom is independent for purposes of the 1940 Act and the NYSE corporate governance regulations. Mr. Riesel serves as chairman of the audit committee. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and audit committee will utilize the services of an independent valuation firm to help them determine the fair value of these securities.

Nominating, corporate governance and compensation committee

The members of the nominating, corporate governance and compensation committee are Messrs. Almeida, Riesel and Ryckman and Ms. Griffiths, each of whom is independent for purposes of the 1940 Act and the NYSE corporate governance regulations. Ms. Griffiths serves as chairman of the committee. The committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management. Although we do not directly compensate our officers or employees currently, to the extent the we do so in the future, the committee would also be responsible for reviewing and evaluating their compensation. In the case of our officers and employees, the committee would make recommendations to the board of directors regarding their compensation. In addition, the committee periodically reviews director compensation and recommends any appropriate changes to the board. Lastly, the compensation committee produces a report on our executive compensation practices and policies for inclusion in our proxy statement if required by applicable proxy rules and regulations and makes recommendations to the board on our executive compensation practices and polices.

Compensation of Directors and Officers

The following table shows information regarding the compensation expected to be received by the directors and officers for the calendar year ending December 31, 2009. No compensation is paid to directors who are “interested persons.”

Name	Aggregate compensation from Trian Capital (1)	Pension or retirement benefits accrued as part of our expenses (2)	Total compensation from Trian Capital paid to director
Independent directors
Richard J. Almeida	$53,500	None	$53,500
Michele K. Griffiths	$57,250	None	$57,250
Michael R. Riesel	$61,000	None	$61,000
Willis G. Ryckman	$53,500	None	$53,500
Interested directors
Nelson Peltz(3)	None	None	N/A
Jay R. Bloom(3)	None	None	N/A
Dean C. Kehler(3)	None	None	N/A
Officers
Peter W. May(3)	None	None	N/A
Edward P. Garden(3)	None	None	N/A
Greg Essner(3)	None	None	N/A
David I. Mossé(3)	None	None	N/A

(1)	We are newly organized, and the amounts listed are estimated for the year 2009. For a discussion of the independent directors’ compensation, see below.

(2)	We do not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(3)

Messrs. Peltz, May and Garden are employed and paid by, and may be compensated through their ownership interests in, Trian Fund Management, L.P. and Messrs. Bloom and Kehler are employed and paid by, and may be compensated through their ownership interests in, Trimaran Capital Partners, L.L.C. Messrs. Essner and Mossé are employed and paid by Trian Fund Management, L.P. Following this offering we intend to recruit and hire a new chief financial officer and chief compliance officer who will each be paid by Trian Capital.

The independent directors will receive an annual fee of $85,000. They will also receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board of directors meeting in person and $1,000 for telephonic participation and will receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting in person and $500 for telephonic participation. The Chairman of the Audit Committee will receive an annual fee of $15,000 and each chairman of any other committee will receive an annual fee of $7,500 for their additional services in these capacities. We will purchase directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors will have the option of having their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

Investment Committee

Our investment activities are overseen by the Investment Team, which is led by the Investment Committee. The Investment Committee meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by the Investment Team on our behalf. In addition, the Investment Committee reviews and determines whether to make all prospective investments identified by the Investment Team and monitors the performance of our investment portfolio.

Information regarding members of the Investment Committee is as follows:

Name	Age	Position
Nelson Peltz	67	Chairman of the board of directors of Trian Capital, Member of the Investment Committee
Peter W. May	66	Vice Chairman of Trian Capital, Member of the Investment Committee
Edward P. Garden	48	Vice Chairman of Trian Capital, Member of the Investment Committee
Jay R. Bloom	53	Co-President and Co-Chief Investment Officer of Trian Capital, Member of the Investment Committee
Dean C. Kehler	52	Co-President and Co-Chief Investment Officer of Trian Capital, Member of the Investment Committee
Chad Fauser	35	Member of the Investment Committee

The address for each of Messrs. May, Garden and Fauser is c/o Trian Capital Corporation, 280 Park Avenue, 41st Floor, New York, New York 10017. The address for each of Messrs. Bloom and Kehler is c/o Trimaran Capital Partners, LLC, 1325 Avenue of the Americas, New York, New York 10019.

Members of the Investment Committee who are not directors or officers of Trian Capital

Chad Fauser has been a member of Trian Fund Management, L.P.’s investment team since November 2005. Mr. Fauser also has served as Executive Vice President of Trian Acquisition I Corp. since November 2007. From October 2003 through June 2007, he served as a Vice President, Corporate Development at Triarc. Prior to joining Triarc, Mr. Fauser worked at Morgan Stanley from 1996 to 2003, in various groups including leveraged finance, mergers and acquisitions, financial sponsor coverage and equity capital markets. Mr. Fauser received a B.A. in Economics, magna cum laude, from Duke University.

Portfolio Management

Each investment opportunity requires the consensus and generally the unanimous approval of the Investment Committee. Follow-on investments in existing portfolio companies may require the Investment Committee’s approval beyond that obtained when the initial investment in the company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the Investment Committee. Investments approved by the Investment Committee will be managed and overseen on a day-to-day basis by Messrs. Bloom and Kehler. Biographical information with respect to Messrs. Bloom and Kehler is set out under “—Biographical information.”

Each of Mr. Bloom and Mr. Kehler has ownership and financial interests in, and may receive compensation and/or profit distributions based on those ownership interests from, Trimaran Credit Managers, our sub-adviser. Neither Mr. Bloom nor Mr. Kehler receives any direct compensation from us. Messrs. Bloom and Kehler do not beneficially own any shares of our common stock. Messrs. Bloom and Kehler are also primarily responsible for the day-to-day management of 12 other accounts with a total amount of $30,230,975 assets under management, as of December 31, 2008, and 12 other pooled investment vehicles from which they may receive an incentive fee with a total amount of $1,527,905,586 assets under management as of March 31, 2009.

Management Agreements

Investment Management Agreement

Trian Capital Advisers is a newly formed investment adviser that is registered as an investment adviser under the Advisers Act. Trian Capital Advisers is a wholly owned subsidiary of Trian Fund Management, L.P., and is located at 280 Park Avenue, 41st Floor, New York, New York 10017. Subject to the overall supervision of our board of directors, Trian Capital Advisers will provide investment management services to Trian Capital. Under the terms of the Investment Management Agreement, Trian Capital Advisers will:

➢	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

➢	identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

➢	close and monitor the investments we make.

Certain personnel of Trimaran Credit Managers will conduct their activities on behalf of Trian Capital directly through, and under the supervision of, Trian Capital Advisers. Trian Capital Advisers’ services under the Investment Management Agreement are not exclusive, and it is free to furnish similar services to other entities.

Management fee

Pursuant to the Investment Management Agreement with Trian Capital Advisers and subject to the overall supervision of our board of directors, Trian Capital Advisers provides investment advisory services to Trian Capital. For providing these services, Trian Capital Advisers receives a fee from us, consisting of two components—a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 1.5% based on the average value of our gross assets at the end of the two most recently completed calendar quarters. For the first quarter of our operations, the base management fee will be calculated based on the initial value of our gross assets. Subsequently, the base management fee will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro-rated. The base management fee is payable quarterly in arrears.

The incentive fee has two parts. One part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes (in the case of investments with a deferred interest feature such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities) accrued income that we have not yet received in cash. Management is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never actually received.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee with respect to a quarter in which we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.

Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 1.75% per quarter (7.00% annualized). If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for Management to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. Our pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 1.5% base management fee.

We pay Trian Capital Advisers an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate;

•

100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% (8.75% annualized) in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the “catch-up” provision. The catch-up is meant to provide Trian Capital Advisers with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply when the net investment income exceeds 2.1875% in any calendar quarter; and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter.

These calculations are adjusted for any share issuances or repurchases during the quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income
(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income
allocated to income-related portion of incentive fee

These calculations will be appropriately pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee (the “Capital Gains Fee”) is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of our cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) our cumulative aggregate realized capital gains. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20% of such amount, less the aggregate amount of the Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year.

The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.

The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment.

We defer cash payment of any incentive fee otherwise earned by Trian Capital Advisers if, during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made, the sum of (a) the aggregate distributions to our stockholders and (b) the change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 7.0% of our net assets at the beginning of such period.

Examples of Quarterly Incentive Fee Calculation

Example 1—Income-Related Portion of Incentive Fee(1):

Assumptions

•	Hurdle rate(2) = 1.75%

•	Management fee(3) = 0.375%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.20%

(1)

The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets. In addition, the example assumes that, during the most recent four full calendar quarter period ending on or prior to the date the payment set out in the example is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is at least 7.00% of our net assets at the beginning of such period (as adjusted for any share issuances or repurchases).

(2)	Represents a quarter of the 7.0% annualized hurdle rate.

(3)	Represents a quarter of the 1.5% annualized management fee.

(4)	Excludes offering expenses.

Alternative 1

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 1.25%

•	Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 0.675%

Pre-incentive fee net investment income does not exceed the hurdle rate; therefore, there is no incentive fee.

Alternative 2

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 2.70%

•	Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 2.125%

Pre-incentive fee net investment income exceeds hurdle rate; therefore, there is an incentive fee.

Incentive Fee	=	100% “Catch-Up” + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.1875%))
	=	(100% × (2.125% - 1.75%)) + 0%
	=	100% × 0.375%
	=	0.375%

Alternative 3

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.50%

•	Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 2.925%

Pre-incentive fee net investment income exceeds hurdle rate; therefore, there is an incentive fee.

Incentive Fee	=	100% “Catch-Up” + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.1875%))
	=	(100% × (2.1875% - 1.75%)) + (20% × (2.925% - 2.1875%))
	=	0.4375% + (20% × 0.7375%)
	=	0.4375% + 0.1475%
	=	0.585%

Example 2—Capital Gains Portion of Incentive Fee:

Alternative 1

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A is sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee, if any, would be:

•	Year 1: None (no sales transactions)

•	Year 2: $6 million (20% multiplied by $30 million realized capital gains on sale of Investment A)

•	Year 3: None; $5 million (20% multiplied by ($30 million realized cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous Capital Gains Fee paid in Year 2)

•	Year 4: $200,000; $6.2 million (20% multiplied by $31 million cumulative realized capital gains) less $6 million (Capital Gains Fee paid in Year 2)

Alternative 2

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: FMV of Investment B determined to be $35 million

•	Year 5: Investment B sold for $20 million

The capital gains portion of the incentive fee, if any, would be:

•	Year 1: None (no sales transactions)

•	Year 2: $5 million (20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B))

•

Year 3: $1.4 million ($6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million (Capital Gains Fee paid in Year 2))

•	Year 4: None (No sales transactions)

•

Year 5: None ($5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million (cumulative Capital Gains Fee paid in Year 2 and Year 3)) (1)

(1)

As noted above, it is possible that the cumulative aggregate capital gains fee received by our investment adviser ($6.4 million) is effectively greater than $5 million (20% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($25 million)).

Payment of our expenses

All investment professionals of Trian Capital Advisers and its staff, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of personnel allocable to these services, will be provided and paid for by Trian Capital Advisers and not by us. We will bear all other costs and expenses of our operations and transactions, including (without limitation) those relating to: organization and offering; calculating our net asset value (including the cost and expenses of any independent valuation firm); fees and expenses incurred by Management payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in monitoring our investments and performing due diligence on our prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments; interest payable on debt, if any, incurred to finance our investments; offerings of our common stock and other securities; investment advisory fees; administration fees and expenses, if any, payable under the Administration Agreement (including payments under the Administration Agreement between us and the Administrator based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our officers, including a chief compliance officer, chief financial officer, risk management officer and legal counsel, if any, and their respective staffs); transfer agent, dividend agent and custodial fees and expenses; federal and state registration fees; all costs of registration and listing our shares on any securities exchange; federal, state and local taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents required by the SEC or other regulators; costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of any fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; proxy voting expenses and all other expenses incurred by us or the Administrator in connection with administering our business.

Duration and termination

The Investment Management Agreement was approved by our board of directors at a meeting held on July 15-16, 2009. Unless terminated earlier as described below, the Investment Management Agreement will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons.” Pursuant to a separate agreement between Trimaran Credit Managers and Trian Capital Advisers, (i) Trimaran Credit Managers has agreed to resign as sub-adviser in the event that Trian Capital Advisers is terminated or the Investment Management Agreement is not renewed, other than for cause, and (ii) Trian Capital Advisers has agreed to resign as our investment adviser in the event the Sub-Advisory Agreement is terminated by Trian Capital, or the Sub-Advisory Agreement is not renewed, other than for cause. The Investment Management Agreement automatically terminates in the event of its assignment and may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. See “Risk Factors—Risks Relating to our Business and Structure—We are dependent upon key personnel of our Investment Team for our future success and upon their access to the investment professionals and partners of affiliates of Management.”

Indemnification

The Investment Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Trian Capital Advisers and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Trian Capital Advisers’ services under the Investment Management Agreement or otherwise as an investment adviser of Trian Capital.

Sub-Advisory Agreement

Trimaran Credit Managers is a newly formed investment adviser that is registered as an investment adviser under the Advisers Act. Trimaran Credit Managers is a firm controlled by Messrs. Bloom and Kehler, and is located at 1325 Avenue of the Americas, 34th Floor, New York, New York 10019. Subject to the overall supervision of our board of directors and Trian Capital Advisers, Trimaran Credit Managers will assist in determining the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies) and close and monitor the investments we make. Pursuant to a sub-advisory agreement among Trian Capital, Trian Capital Advisers and Trimaran Credit Managers (the “Sub-Advisory Agreement”), Trian Capital Advisers will reimburse Trimaran Credit Managers for its expenses incurred in connection with rendering investment sub-advisory services and will pay to Trimaran Credit Managers a fee equal to 50% of the management fee and any incentive fee that Trian Capital Advisers receives from us under the Investment Management Agreement after deducting from such fees the foregoing expenses and the expenses incurred by Trian Capital Advisers in connection with the provision of investment management services to us.

Certain personnel of Trian Capital Advisers will conduct their activities on behalf of Trian Capital directly through, and under the supervision of, Trimaran Credit Managers. Trimaran Credit Managers’ services under the Sub-Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities.

Duration and termination

The Sub-Advisory Agreement was approved by our board of directors at a meeting held on July 15-16, 2009. Unless terminated earlier as described below, it will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons.” Pursuant to a separate agreement between Trian Capital Advisers and Trimaran Credit Managers, (i) Trimaran Credit Managers has agreed to resign as our sub-adviser in the event that Trian Capital Advisers is terminated, or the Investment Management Agreement is not renewed, other than for cause and (ii) Trian Capital Advisers has agreed to resign as our investment adviser in the event the Sub-Advisory Agreement is terminated by Trian Capital, or the Sub-Advisory Agreement is not renewed, other than for cause.

The Sub-Advisory Agreement automatically terminates in the event of its assignment and may be terminated by Trian Capital, Trian Capital Advisers or Trimaran Credit Managers without penalty upon not more than 60 days’ written notice to the other parties. Pursuant to the separate agreement referenced above, Trian Capital Advisers and Trimaran Credit Managers have agreed not to exercise this right. See “Risk Factors—Risks Relating to our Business and Structure—We are dependent upon key personnel of our Investment Team for our future success and upon their access to the investment professionals and partners of affiliates of Management.”

Indemnification

The Sub-Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Trimaran Credit Managers and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Trimaran Credit Managers’ services under the Sub-Advisory Agreement or otherwise as an investment adviser of Trian Capital.

Board approval of the Investment Management Agreement and the Sub-Advisory Agreement

Our board of directors determined at a meeting held on July 15-16, 2009 to approve the Investment Management Agreement and the Sub-Advisory Agreement (the “Advisory Agreements”). In its consideration of each of the Advisory Agreements, the board of directors focused on information it had received relating to, among other things: (1) the nature, quality and extent of the advisory and other services to be provided to us by Trian Capital Advisers and Trimaran Credit Managers; (2) comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives; (3) our projected operating expenses and expense ratio compared to business development companies with similar investment objectives; (4) any existing and potential sources of indirect income to Trian Capital Advisers, our Administrator or Trimaran Credit Managers from their relationships with us and the profitability of those relationships; (5) information about the services to be performed and the personnel performing such services under the Advisory Agreements; (6) the organizational capability and financial condition of Trian Capital Advisers, Trimaran Credit Managers and their affiliates; (7) the practices of Trian Capital Advisers and Trimaran Credit Managers regarding the selection and compensation of brokers or dealers that may execute our portfolio transactions and the brokers’ and dealers’ provision of brokerage and research services to the investment adviser; (8) the possibility of obtaining similar services from other third-party service providers or through an internally managed structure; and (9) any real or potential conflicts of interest.

Based on the information reviewed and the discussions, the board of directors, including a majority of the directors who are not “interested persons,” concluded that the investment management fee rates under the Advisory Agreements were reasonable in relation to the services to be provided and approved each of the Advisory Agreements.

Administration Agreement

Pursuant to an Administration Agreement, our Administrator, Trian Capital Administration, LLC, a Delaware limited liability company, will furnish us with office facilities and equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, our Administrator will perform, or oversee the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, our Administrator will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, our Administrator will also provide on our behalf managerial assistance to those portfolio companies that have accepted our offer to provide such assistance. Payments under the Administration Agreement will be equal to an amount based upon our allocable portion of our Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of our officers, including our chief financial officer, chief compliance officer and risk management officer, if any, and their respective staffs. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

Indemnification

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Trian Capital for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Administrator’s services under the Administration Agreement or otherwise as administrator for Trian Capital.

License Agreement

We have entered into a license agreement with Trian Fund Management, L.P. under which Trian Fund Management, L.P. has agreed to grant us a non-exclusive, royalty-free license to use the name “Trian.” Under this agreement, we will have a right to use the “Trian” name for so long as Trian Capital Advisers or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Trian” name. This license agreement will remain in effect for so long as the Investment Management Agreement with Trian Capital Advisers is in effect. Trimaran Capital Partners, L.L.C. has agreed to enter into a substantially similar licensing agreement with us in the future, if requested.

CERTAIN RELATIONSHIPS

We have entered into agreements with Management, in which our senior management and members of the Investment Committee have ownership and financial interests. Members of our senior management and members of the Investment Committee also serve as principals of other investment managers affiliated with Management that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to ours. In addition, our executive officers and directors and the members of Management and members of the Investment Committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by advisers affiliated with Management or with members of the Investment Committee. However, Management intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies so that we are not disadvantaged in relation to any other client. See “Risk Factors—Risks Relating to our Business and Structure—There are significant potential conflicts of interest that could affect our investment returns.”

We have entered into a license agreement with Trian Fund Management, L.P. under which Trian Fund Management, L.P. has agreed to grant us a non-exclusive, royalty-free license to use the name “Trian.” Trimaran Capital Partners, L.L.C. has agreed to enter into a substantially similar licensing agreement with us in the future, if requested. In addition, pursuant to the terms of the Administration Agreement, our Administrator provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Trian Capital Advisers is the sole member of and controls our Administrator.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering, there will be 6,667 shares of common stock outstanding and one stockholder of record. At that time, we will have no other shares of capital stock outstanding. The following table sets out certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote 5% or more of our outstanding common stock and all officers and directors as a group.

		Percentage of common stock outstanding
Name and address	Type of ownership	Immediately prior to this offering		Immediately after this offering (1)
		Shares owned	Percentage	Shares owned	Percentage
Trian Capital Advisers, LLC	Record and beneficial	6,667	100.0%	6,667	[ • ]	%
All officers and directors as a group ([ • ] persons)(2)	Record and beneficial	None	0.0%	[ • ]	*	%

*	Represents less than 0.1%.

(1)	Assumes issuance of [ • ] shares of common stock offered hereby. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters’ overallotment option.

(2)

The address for each of the directors, except Messrs. Bloom and Kehler, and Messrs. May, Garden, Essner, Mossé and Fauser is c/o Trian Capital Corporation, 280 Park Avenue, 41st Floor, New York, New York 10017. The address for each of Messrs. Bloom and Kehler is c/o Trimaran Capital Partners, LLC, 1325 Avenue of the Americas, New York, New York 10019.

The following table sets out the dollar range of our equity securities beneficially owned by each of our directors. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in Trian Capital (1)
Independent Directors
Richard J. Almeida	[ • ]
Michele K. Griffiths	[ • ]
Michael R. Riesel	[ • ]
Willis G. Ryckman	[ • ]
Interested Directors
Nelson Peltz	None
Jay R. Bloom	None
Dean C. Kehler	None

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of our total assets, investment transactions are recorded on the trade date. Realized gains or losses are computed using the specific identification method. Investments for which market quotations are readily available are valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued at fair value as determined in good faith by our board of directors based on the input of Management and the audit committee. In addition, we expect to retain an independent service provider to review the valuation of each portfolio investment at least once during a trailing 12-month period. We also have adopted SFAS 157, which expands the application of fair value accounting for investments. SFAS 157 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date.

The valuation process will be conducted at the end of each fiscal quarter, with a portion of our valuations of portfolio companies without market quotations subject to review by the independent service provider each quarter. When an external event with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we expect to use the pricing indicated by the external event to corroborate our valuation.

A readily available market value is not expected to exist for many of the investments in our portfolio, and we will value these portfolio investments at fair value as determined in good faith by our board of directors under our valuation policy and process. The types of factors that the board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. In light of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market existed for such investments and may differ significantly from the values that we may ultimately realize. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations currently assigned. See “Risk Factors—Risks Related to our Investments—Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.”

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•

Our quarterly valuation process will begin with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with the Investment Team.

•	Preliminary valuation conclusions will then be documented and discussed with Management.

•	The audit committee of our board of directors will review these preliminary valuations.

•	The board of directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith.

In following these approaches, the types of factors that are taken into account in fair value pricing investments include as relevant, but are not limited to: available current market data, including relevant and applicable market trading and transaction comparables; applicable market yields and multiples; security covenants; call protection provisions; information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business; comparisons of financial ratios of peer companies that are public; M&A comparables; and the principal market and enterprise values.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders. The dividend reinvestment plan is an “opt in” plan, which means that if we declare a cash distribution, then our stockholders who have not “opted in” to our dividend reinvestment plan will receive cash distributions, rather than reinvesting distributions in additional shares of our common stock.

To enroll in the dividend reinvestment plan, each stockholder must complete an enrollment status form and return it to the plan agent. The plan agent will then automatically reinvest any distribution in additional shares of common stock. Stockholders may change their status in the dividend reinvestment plan at any time by contacting our transfer agent and plan administrator in writing.

A stockholder’s ability to participate in a dividend reinvestment plan may be limited according to how the shares of common stock are held. A nominee may preclude beneficial owners holding shares in street name from participating in the dividend reinvestment plan. Stockholders who wish to participate in a dividend reinvestment plan may need to hold their shares of common stock in their own name. Stockholders who hold shares in the name of a nominee should contact the nominee for details.

All distributions to investors who do not participate (or whose nominee elects not to participate) in the dividend reinvestment plan will be paid directly, or through the nominee, to the record holder by or under the discretion of the plan agent. The plan agent is AST. Its telephone number is 1-866- 708-5583.

Under the dividend reinvestment plan, we may issue new shares if the issue price of the new shares of common stock is greater than 110% of the last reported net asset value. Alternatively, the plan agent may buy shares of common stock in the market. We value newly issued shares of common stock for the dividend reinvestment plan at the average of the reported last sale prices of the outstanding shares of common stock on the last five trading days prior to the payment date of the distribution, but not less than 95% of the opening sales price on such date. The price in the case of shares of common stock bought in the market will be the average actual cost of such shares of common stock, including any brokerage commissions. There are no other fees charged to stockholders in connection with the dividend reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to the stockholders.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares of our common stock held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

Stockholders who receive distributions in the form of stock are generally subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will generally be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares of our common stock are credited to the account of the U.S. stockholder. See “Material U.S. Federal Income Tax Considerations.”

Participants may transact in their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at P.O. Box 922, Wall Street Station, New York, New York 10269-0560, or by calling the plan administrator at 1-866-708-5583.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 6201 15th Avenue, Brooklyn, New York 11219 or by telephone at 1-866-708-5583.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (“IRS”) regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

➢	a citizen or individual resident of the United States;

➢

a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

➢	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

➢

a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares of common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to Be Taxed as a RIC

As a business development company, we intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a RIC

If we:

➢	qualify as a RIC; and

➢	satisfy the Annual Distribution Requirement;

then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (the “Excise Tax Avoidance Requirement”). For this purpose, however, any ordinary income or capital gain net income retained by us that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end. We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

➢	qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;

➢

derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income) (the “90% Income Test”); and

➢	diversify our holdings so that at the end of each quarter of the taxable year:

➢	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

➢

no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (the “Diversification Tests”).

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income, franchise or withholding liabilities.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Certain of our investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert lower-taxed long term capital gain into higher-taxed short-term capital gain or ordinary income, (5) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (6) cause us to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions and (9) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these provisions and prevent our disqualification as a RIC.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long term or short term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated. See “—Election to Be Taxed as a RIC” above.

Some of the income and fees that we may recognize will not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income and fees directly or indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. For the tax years beginning on or before December 31, 2010, to the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum rate of 15%) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Stockholders receiving dividends or distributions in the form of additional shares purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Stockholders receiving dividends in newly issued shares of our common stock will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.

Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made.

However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares of our common stock will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares of common stock for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares of common stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the preferential rate applicable to qualifying dividends.

We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

If a U.S. stockholder recognizes a loss with respect to shares of our common stock of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

There are current legislative proposals that would, if adopted, increase tax rates on income classified as dividends or capital gains. It is unclear whether, or in what form, these proposals may be enacted, however, any change to the tax rates may have an effect on a stockholder’s net gain.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares of our common stock by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income, net short-term capital gain or foreign-source dividend and interest income, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

For taxable years beginning before January 1, 2010, properly designated dividends received by a Non-U.S. stockholder are generally exempt from U.S. federal withholding tax when they (1) are paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (2) were paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). However, depending on its circumstances, we may designate all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary could withhold even if we designate the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts. This exemption from withholding for interest-related and short term capital gain dividends is set to expire for tax years beginning after December 31, 2009 and it is unclear whether such exemption will be extended. In the event this exemption is extended, it may again be subject to expiration.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or, in the case of an individual Non-U.S. stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares of our common stock may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares of our common stock.

The current presidential administration (the “Administration”) has recently proposed legislation that would limit the ability of non-U.S. investors to claim relief from U.S. withholding tax with respect to dividends paid on the shares, if such investors hold the shares through a non-U.S. intermediary that is not a “qualified intermediary.” The Administration’s proposals also would limit the ability of certain non-U.S. entities to claim relief from U.S. withholding tax in respect of dividends paid to such non-U.S. entities unless those entities have provided documentation of their beneficial owners to the withholding agent. A third proposal would impose a 20% withholding tax on the gross proceeds of the sale of shares effected through a non-U.S. intermediary that is not a qualified intermediary and that is not located in a jurisdiction with which the United States has a comprehensive income tax treaty having a satisfactory exchange of information provision. A non-U.S. investor generally would be permitted to claim a refund to the extent any tax withheld exceeded the investor’s actual tax liability. The full details of these proposals have not yet been made public, although the Administration’s summary of these proposals generally indicates that they are not intended to disrupt ordinary and customary market transactions. It is unclear whether, or in what form, these proposals may be enacted. Non-U.S. holders are encouraged to consult with their tax advisors regarding the possible implications of the Administration’s proposals on their investment in respect of the shares.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income (eligible for the 15% maximum rate in the case of U.S. individual stockholders) to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized stock consists of 100,000,000 shares of stock, par value $0.001 per share, all of which is initially designated as common stock. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We have applied to have our common stock listed on the NYSE under the ticker symbol “TCC.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of Trian Capital, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of the remaining shares will not be able to elect any directors.

Preferred stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision, which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act. Our charter and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to that such person may become subject or that such person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Unless its charter provides otherwise, which our charter does not, Maryland law requires a corporation to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of directors

Our bylaws provide that a plurality of all the votes cast at a meeting of stockholders at which a quorum is present shall be sufficient to elect a director.

Number of directors; vacancies; removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. Our charter provides that, at such time as we have three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Under the Maryland General Corporation Law, unless the charter provides otherwise (which our charter does not), directors on an unclassified board such as our board of directors may be removed, with or without cause, by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast generally for the election of directors.

Action by stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting, unless the charter provides for stockholder action by less than unanimous written consent (which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance notice provisions for stockholder nominations and stockholder proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the board of directors or (2) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, under Maryland law only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) by or at the direction of the board of directors or (2) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of special meetings of stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors, the chairman of the board and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting.

Approval of extraordinary corporate action; amendment of charter and bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least two-thirds of the votes entitled to be cast on such matter (with separate class votes, if applicable). However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

Our charter and bylaws provide that the board of directors and our stockholders have the concurrent power to adopt, alter, amend or repeal any provision of our bylaws and to make new bylaws. Under our charter and bylaws, any stockholder proposal to make, alter, amend or repeal the bylaws shall be approved by the affirmative vote of stockholders entitled to cast not less than a majority of the votes entitled to be cast on the matter.

No appraisal rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control share acquisitions

The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock that, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

➢	one-tenth or more but less than one-third;

➢	one-third or more but less than a majority; or

➢	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set out above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Acquisition Act does not apply (1) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (2) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests based on our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

➢	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

➢

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder.

However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

➢	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

➢

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

Maryland law permits various exemptions from its business combinations provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

REGULATION

We are a business development company under the 1940 Act and intend to elect to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies is fundamental and may be changed without stockholder approval.

Qualifying assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

•

Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:

•	is organized under the laws of, and has its principal place of business in, the United States;

•

is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•	satisfies either of the following:

•

does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250 million market capitalization maximum; or

•

is controlled by a business development company or a group of companies including a business development company, the business development company actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the business development company has an affiliated person who is a director of the eligible portfolio company.

•	Securities of any eligible portfolio company which we control.

•

Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident to such a private transaction, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

•

Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

•	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

•	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

The regulations defining qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

Managerial Assistance to Portfolio Companies

A business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance; except that, when the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, so long as the agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Management will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to our Business and Structure—Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.”

Codes of Ethics

We and Management have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to Management. The Proxy Voting Policies and Procedures of Management are set out below. The guidelines are reviewed periodically by Management and our directors who are not “interested persons,” and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refer to Management.

Introduction

As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients’ shareholders. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its effect on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative effect on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by those senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we require that (1) anyone involved in the decision-making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to: Trian Capital Corporation, Attn: Chief Financial Officer and Treasurer, 280 Park Avenue, 41st Floor, New York, New York 10017.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to employees of Management and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Other

We may be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to Trian Capital or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and Management will each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 under the Exchange Act, our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 under Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•

pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and

•

pursuant to Item 308 of Regulation S-K and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under such act. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes- Oxley Act and will take actions necessary to ensure that we are in compliance with that act.

SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering [  •  ] shares of our common stock will be outstanding, based on the number of shares outstanding on [  •  ], 2009 and assuming no exercise of the underwriters’ overallotment option. Of these shares, [  •  ] shares of our common stock sold in this offering will be freely tradable without restriction or limitation under the Securities Act, less that number of shares purchased by our affiliates. Any shares purchased in this offering by our affiliates, as defined in the Securities Act, will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act.

In general, under Rule 144 as currently in effect, if one year has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, the holder of such restricted securities can sell such securities; provided that the number of securities sold by such person within any three- month period cannot exceed the greater of

•	1% of the total number of securities then outstanding, or

•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 also are subject to certain manners of sale provisions, notice requirements and the availability of current public information about us. If two years have elapsed since the date of acquisition of restricted securities from us or any of our affiliates and the holder is not one of our affiliates at any time during the three months preceding the proposed sale, such person can sell such securities in the public market under Rule 144(k) without regard to the volume limitations, manner of sale provisions, public information requirements or notice requirements. No assurance can be given as to (1) the likelihood that an active market for our common stock will develop, (2) the liquidity of any such market, (3) the ability of our stockholders to sell our securities or (4) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sales, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our common stock. See “Risk Factors—Risks Relating to this Offering.”

CUSTODIAN, TRANSFER AND DIVIDEND PAYING
AGENT AND REGISTRAR

Our securities are held by The Bank of New York Mellon Trust Company, N.A. (“BNYM”) pursuant to a custody agreement. The principal business address of BNYM is One Wall Street, New York, New York 10286, telephone: 1-800-205-7699. AST will serve as our transfer agent, distribution paying agent and registrar. The principal business address of AST is 59 Maiden Lane, New York, New York 10038, telephone: (212) 936-1000.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our board of directors, Management will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Management does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. Management generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, Management may select a broker based partly upon brokerage or research services provided to Management and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if Management determines in good faith that such commission is reasonable in relation to the services provided.

UNDERWRITING

We are offering the shares of our common stock described in this prospectus through the underwriters named below. Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC are acting as joint book-running managers of the offering and as the representatives (the “Representatives”) of the underwriters. We have entered into an underwriting agreement with the underwriters. Subject to the terms and conditions of the underwriting agreement, each of the underwriters has severally agreed to purchase the number of shares of common stock listed next to its name in the following table:

Underwriter	Number of shares
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Citigroup Global Markets Inc.
Credit Suisse Securities (USA) LLC
Total

The underwriting agreement provides that the underwriters must buy all of the shares of our common stock if they buy any of them. However, the underwriters are not required to take or pay for the shares covered by the underwriters’ overallotment option described below.

Our common stock is offered subject to a number of conditions, including:

•	receipt and acceptance of our common stock by the underwriters; and

•	the underwriters’ right to reject orders in whole or in part.

In connection with this offering, some of the underwriters and securities dealers may distribute prospectuses electronically.

Overallotment Option

We have granted the underwriters an option to buy up to an aggregate of [  •  ] additional shares of our common stock. The underwriters may exercise this option solely for the purpose of covering overallotments, if any, made in connection with this offering. The underwriters have 30 days from the date of this prospectus to exercise this option. If the underwriters exercise this option, they will each purchase additional shares approximately in proportion to the amounts specified in the table above.

Commissions and Discounts

Shares of our common stock sold by the underwriters to the public will initially be offered at the initial offering price set out on the cover of this prospectus. Any shares sold by the underwriters to securities dealers may be sold at a discount of up to $[  •  ] per share from the initial public offering price. Any of these securities dealers may resell any shares of our common stock purchased from the underwriters to other brokers or dealers at a discount of up to $[  •  ] per share from the initial public offering price. If all of the shares of our common stock are not sold at the initial public offering price, the representatives may change the offering price and the other selling terms. Sales of shares of our common stock made outside of the United States may be made by affiliates of the underwriters. Upon execution of the underwriting agreement, the underwriters will be obligated to purchase the shares of our common stock at the prices and upon the terms stated in the underwriting agreement and, as a result, will thereafter bear any risk associated with changing the offering price to the public or other selling terms. The underwriters have informed us that they do not expect discretionary sales to exceed 5% of the shares of common stock to be offered.

The following table shows the per share and total underwriting discounts and commissions we will pay to the underwriters assuming both no exercise and full exercise of the underwriters’ overallotment option to purchase up to an additional [  •  ] shares of common stock.

	Per Share	Without Option	With Option
Public offering price	$	$	$
Sales load	$	$	$
Proceeds, before expenses, to us	$	$	$

We estimate that the total expenses of the offering payable by us, not including underwriting discounts and commissions, will be approximately $[  •  ].

No Sales of Similar Securities

We, our executive officers and directors, Management and the members and officers of Management (and any entities through which such partners and officers may invest in our shares of common stock) have entered into lock-up agreements with the underwriters. Under these agreements, subject to certain exceptions, we, Management and each of these persons may not, without the prior written approval of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., offer, sell, contract to sell or otherwise dispose of, directly or indirectly, or enter into any hedging transactions relating to our common stock or securities convertible into or exercisable or exchangeable for our common stock. These restrictions will be in effect for a period of [  •  ] days after the date of this prospectus. At any time and without public notice, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc. may, in their sole discretion, release all or some of the securities from these lock-up agreements.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act. If we are unable to provide this indemnification, we have agreed to contribute to payments that the underwriters may be required to make in respect of those liabilities.

New York Stock Exchange Listing

We have applied to have our common stock listed on the NYSE under the symbol “TCC.”

Price Stabilization, Short Positions

In connection with this offering, the underwriters may engage in activities that stabilize, maintain or otherwise affect the price of our common stock, including:

•	stabilizing transactions;

•	short sales;

•	purchases to cover positions created by short sales;

•	imposition of penalty bids; and

•	syndicate covering transactions.

Stabilizing transactions consist of bids or purchases made for the purpose of preventing or slowing a decline in the market price of our common stock while this offering is in progress. These transactions may also include making short sales of our common stock which involve the sale by the underwriters of a greater number of shares of common stock than they are required to purchase in this offering, and purchasing shares of common stock on the open market to cover positions created by short sales. Short sales may be “covered short sales,” which are short positions in an amount not greater than the underwriters’ overallotment option referred to above, or may be “naked short sales,” which are short positions in excess of that amount.

The underwriters may close out any covered short position by either exercising their overallotment option, in whole or in part, or by purchasing shares of our common stock in the open market. In making this determination, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares of our common stock through the overallotment option.

Naked short sales are sales made in excess of the overallotment option. The underwriters must close out any naked short position by purchasing shares of our common stock in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market that could adversely affect investors who purchased in this offering.

The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares of our common stock sold by or for the account of that underwriter in stabilizing or short covering transactions.

As a result of these activities, the price of our common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the underwriters at any time. The underwriters may carry out these transactions on the NYSE or otherwise.

Determination of Offering Price

Prior to this offering, there has been no public market for our common stock. The initial public offering price will be determined by negotiation by us and the representatives of the underwriters. The principal factors to be considered in determining the initial public offering price include:

•	the information set out in this prospectus and otherwise available to representatives;

•	our prospects and the history and prospects for the industry in which we compete;

•	an assessment of our management;

•	our prospects for future earnings;

•	the general condition of the securities markets at the time of this offering;

•	the recent market prices of, and demand for, publicly traded common stock of generally comparable companies; and

•	other factors deemed relevant by the underwriters and us.

Selling Restrictions

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”) an offer to the public of any shares of our common stock which are the subject of the offering contemplated by this prospectus (the “Shares”) may not be made in that Relevant Member State except that an offer to the public in that Relevant Member State of any Shares may be made at any time under the following exemptions under the Prospectus Directive, if they have been implemented in that Relevant Member State:

(a) to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorised or regulated, whose corporate purpose is solely to invest in securities;

(b) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts;

(c) by the underwriters to fewer than 100 natural or legal persons (other than “qualified investors” as defined in the Prospectus Directive) subject to obtaining the prior consent of the Representatives for any such offer; or

(d) in any other circumstances falling within Article 3(2) of the Prospectus Directive, provided that no such offer of Shares shall result in a requirement for the publication by us or any underwriter of a prospectus pursuant to Article 3 of the Prospectus Directive.

Any person making or intending to make any offer within the EEA of Shares which are the subject of the offering contemplated in this prospectus should only do so in circumstances in which no obligation arises for us or any of the underwriters to produce a prospectus for such offer. Neither we nor the underwriters have authorized, nor do they authorize, the making of any offer of Shares through any financial intermediary, other than offers made by the underwriters which constitute the final offering of Shares contemplated in this prospectus.

For the purposes of this provision, and the buyer’s representation below, the expression an “offer to the public” in relation to any Shares in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and any Shares to be offered so as to enable an investor to decide to purchase any Shares, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

Each person in a Relevant Member State who receives any communication in respect of, or who acquires any Shares under, the offers contemplated in this prospectus will be deemed to have represented, warranted and agreed to and with us and each underwriter that:

(a) it is a qualified investor within the meaning of the law in that Relevant Member State implementing Article 2(1)(e) of the Prospectus Directive; and

(b) in the case of any Shares acquired by it as a financial intermediary, as that term is used in Article 3(2) of the Prospectus Directive, (i) the Shares acquired by it in the offering have not been acquired on behalf of, nor have they been acquired with a view to their offer or resale to, persons in any Relevant Member State other than “qualified investors” as defined in the Prospectus Directive, or in circumstances in which the prior consent of the Representatives has been given to the offer or resale; or (ii) where Shares have been acquired by it on behalf of persons in any Relevant Member State other than qualified investors, the offer of those Shares to it is not treated under the Prospectus Directive as having been made to such persons.

This prospectus is only being distributed to, and is only directed at, persons in the United Kingdom that are qualified investors within the meaning of Article 2(1)(e) of Directive 2003/71/EC that are also (i) investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”) or (ii) high net worth entities, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order (all such persons together being referred to as “relevant persons”). This prospectus and its contents are confidential and should not be distributed, published or reproduced (in whole or in part) or disclosed by recipients to any other persons in the United Kingdom. Any person in the United Kingdom that is not a relevant person should not act or rely on this document or any of its contents.

The underwriters represent, warrant and agree that:

•

they have only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of the Shares in circumstances in which Section 21(1) of the FSMA does not apply to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC; and

•	they have complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Shares in, from or otherwise involving the United Kingdom.

This document as well as any other material relating to the Shares do not constitute an issue prospectus pursuant to Article 652a of the Swiss Code of Obligations. The Shares will not be listed on the SWX Swiss Exchange and, therefore, the documents relating to the Shares, including, but not limited to, this document, do not claim to comply with the disclosure standards of the listing rules of SWX Swiss Exchange and corresponding prospectus schemes annexed to the listing rules of the SWX Swiss Exchange.

The Shares are being offered in Switzerland by way of a private placement, i.e. to a small number of selected investors only, without any public offer and only to investors who do not purchase the Shares with the intention to distribute them to the public. The investors will be individually approached by the Issuer from time to time.

This document as well as any other material relating to the Shares is personal and confidential and do not constitute an offer to any other person. This document may only be used by those investors to whom it has been handed out in connection with the offering described herein and may neither directly nor indirectly be distributed or made available to other persons without express consent of the Issuer. It may not be used in connection with any other offer and shall in particular not be copied and/or distributed to the public in (or from) Switzerland.

This document relates to an exempt offer in accordance with the Offered Securities Rules of the Dubai Financial Services Authority. This document is intended for distribution only to persons of a type specified in those rules. It must not be delivered to, or relied on by, any other person. The Dubai Financial Services Authority has no responsibility for reviewing or verifying any documents in connection with exempt offers. The Dubai Financial Services Authority has not approved this document nor taken steps to verify the information set out in it, and has no responsibility for it. The Shares may be illiquid and/or subject to restrictions on their resale. Prospective purchasers of the Shares offered should conduct their own due diligence on the Shares. If you do not understand the contents of this document you should consult an authorized financial adviser.

Electronic Distribution

In connection with the offering, certain of the underwriters or securities dealers may distribute prospectuses by electronic means, such as e-mail. In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated may facilitate Internet distribution for this offering to certain of its Internet subscription customers. Merrill Lynch, Pierce, Fenner & Smith Incorporated may allocate a limited number of shares for sale to its online brokerage customers. An electronic prospectus is available on the Internet web site maintained by Merrill Lynch, Pierce, Fenner & Smith Incorporated. Other than the prospectus in electronic format, the information on the Merrill Lynch, Pierce, Fenner & Smith Incorporated web site is not part of this prospectus.

Other Relationships

Certain of the underwriters and their affiliates have provided services in the past to affiliates of Management and may provide from time to time certain commercial banking, financial advisory, investment banking and other services for affiliates of Management and us for which they will be entitled to receive separate fees.

The underwriters and their affiliates may from time to time in the future engage in transactions with us and perform services for us, Management and its affiliates, or our portfolio companies, in the ordinary course of their business.

The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Trade Center, New York, New York 10080. The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013. The principal business address of Credit Suisse Securities (USA) LLC is Eleven Madison Avenue, New York, New York 10010.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for Trian Capital by Willkie Farr & Gallagher LLP, Washington, DC and by special Maryland counsel, Venable LLP, Baltimore, Maryland. Willkie Farr & Gallagher LLP also represents Trian Capital Advisers and Trimaran Credit Managers. Certain legal matters in connection with the offering will be passed upon for the underwriters by Cleary Gottlieb Steen & Hamilton LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements as of July 15, 2009 and for the period from May 21, 2009 (inception) to July 15, 2009 included in this prospectus have been audited by Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, an independent registered public accounting firm, and have been so included in reliance on the report of such firm given upon their authority as experts in auditing and accounting.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. We maintain a website at www.triancapital.com and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. In the interim, you may obtain such information by contacting us in writing at 280 Park Avenue, 41st Floor, New York, New York 10017, Attn: Chief Financial Officer, or by telephone at (212) 307-3280. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-0102.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholder and Board of Directors of Trian Capital Corporation:

We have audited the accompanying statement of assets and liabilities of Trian Capital Corporation (the “Company”) as of July 15, 2009, and the statement of operations, the statement of changes in net assets and the statement of cash flows for the period May 21, 2009 (inception) to July 15, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Trian Capital Corporation as of July 15, 2009, and the results of its operations, changes in its net assets and its cash flows for the period May 21, 2009 (inception) to July 15, 2009 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
July 20, 2009

TRIAN CAPITAL CORPORATION
STATEMENT OF ASSETS AND LIABILITIES
July 15, 2009

ASSETS
Cash	$100,005
Deferred offering costs	449,524

TOTAL ASSETS	$549,529

LIABILITIES & STOCKHOLDER’S DEFICIT
Liabilities
Accrued expenses	$698,585
Due to Trian Capital Advisers, LLC	57,262

Total liabilities	755,847

Stockholder’s Deficit
Common stock, par value $.001, 100,000,000 shares authorized, 6,667 shares issued and outstanding	7
Capital in excess of par	99,998
Accumulated net loss	(306,323)

Total stockholder’s deficit	(206,318)

TOTAL LIABILITIES & STOCKHOLDER’S DEFICIT	$549,529

See notes to the financial statements

TRIAN CAPITAL CORPORATION
STATEMENT OF OPERATIONS
For the Period from May 21, 2009 (Inception) through July 15, 2009

INCOME
Interest and dividends	$—

EXPENSES
Organizational expenses
Professional fees	290,595
Other	15,728

TOTAL EXPENSES	306,323

NET LOSS	$(306,323)

See notes to the financial statements

TRIAN CAPITAL CORPORATION
STATEMENT OF CHANGES IN NET ASSETS
For the Period from May 21, 2009 (Inception) through July 15, 2009

Operations:
Net loss	$(306,323)

Net decrease in net assets resulting from operations	(306,323)

Capital stock transactions:
Issuance of 6,667 shares of common stock	100,005

Net decrease in net assets	(206,318)

Beginning of period	—

End of period (including accumulated net loss of $306,323)	$(206,318)

See notes to the financial statements

TRIAN CAPITAL CORPORATION
STATEMENT OF CASH FLOWS
For the Period from May 21, 2009 (Inception) through July 15, 2009

Cash flows from operating activities
Net loss	$(306,323)
Increase in deferred offering costs	(449,524)
Increase in accrued expenses	698,585
Increase in due to Trian Capital Advisers, LLC	57,262

Net cash provided by operating activities	—

Cash flows from financing activities
Proceeds from issuance of capital stock	100,005

Net increase in cash and cash equivalents	100,005
Cash at beginning of period	—

Cash at end of period	$100,005

See notes to the financial statements

TRIAN CAPITAL CORPORATION
NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

Trian Capital Corporation (the “Company”) was organized on May 21, 2009 as a Maryland corporation. The Company is a newly organized closed-end, non-diversified management investment company that has filed an election to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended. The Company has had no operations other than an initial issuance of 6,667 shares of its common stock at $15 per share to Trian Capital Advisers, LLC (“Trian Capital Advisers”), a subsidiary of Trian Fund Management, L.P. (“Trian Fund Management”). The Company intends to raise common equity in an initial public offering (“IPO”), which is anticipated to be consummated in the third quarter of 2009.

2.  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements have been presented on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates.

3.  AGREEMENTS

Trian Capital Advisers will serve as the investment adviser. Trian Capital Advisers has retained Trimaran Credit Managers BDC LP (“Trimaran Credit Managers”) to serve as the investment sub-adviser. Trian Capital Administration, LLC, an affiliate of Trian Capital Advisers (the “Administrator”), will perform, or oversee the performance of, the administrative services necessary for the Company to operate.

Trian Capital Advisers will receive a fee from the Company for providing investment advisory services, consisting of two components, a base management fee and an incentive fee.

The base management fee will be calculated at an annual rate of 1.5% based on the average value of gross assets at the end of the two most recently completed calendar quarters. For the first quarter of operations, the base management fee will be calculated based on the initial value of gross assets. Subsequently, the base management fee will be calculated based on the average value of gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro-rated. The base management fee will be payable quarterly in arrears.

The incentive fee will have two parts. One part will be calculated and payable quarterly in arrears based on the net investment income before the deduction of the incentive fee (“Pre-Incentive Net Investment Income”) for the quarter. No incentive fee will be paid in any calendar quarter which the Pre-Incentive Net Investment Income does not exceed a fixed hurdle rate of 1.75% per quarter (7% annualized). The Company will pay Trian Capital Advisers incentive fees of 100% of the Pre-Incentive Net Investment Income with respect to the portion of such Pre-Incentive Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter. This is referred to as the “catch-up” provision. The catch-up is meant to provide Trian Capital Advisers with 20% of the Pre-Incentive Net Investment Income as if a hurdle rate did not apply if the net investment income exceeds 2.1875% in any calendar quarter (8.75% annualized). The Company will also pay incentive fees representing 20% of the amount of the Pre-Incentive Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter.

The second part of the incentive fee (the “Capital Gains Fee”) is determined and payable in arrears as of the end of each calendar year and is calculated at the end of each applicable year by subtracting (a) the sum of cumulative aggregate realized capital losses and unrealized capital depreciation from (b) cumulative aggregate realized capital gains. If that amount is positive at the end of each year, then the Capital Gains Fee for that year is equal to 20% of such amount, less the aggregate amount of the Capital Gains Fees paid in all prior years. If that amount is negative, then there is no Capital Gains Fee for that year.

The Company will defer cash payments of any incentive fee otherwise earned by Trian Capital Advisers if, during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made, the sum of (a) the aggregate distributions to the Company’s stockholders and (b) the change in the Company’s net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 7.0% of the Company’s net assets at the beginning of such period.

Pursuant to a sub-advisory agreement among the Company, Trian Capital Advisers and Trimaran Credit Managers (the “Sub-Advisory Agreement”), Trian Capital Advisers will reimburse Trimaran Credit Managers for expenses incurred in connection with rendering investment sub-advisory services and will pay to Trimaran Credit Managers a fee equal to 50% of the management fee and any incentive fee that Trian Capital Advisers receives from the Company under an investment management agreement after deducting from those fees the foregoing expenses and expenses incurred by Trian Capital Advisers in connection with the provision of investment management services to the Company.

The Company will reimburse the Administrator for the expenses incurred by the Administrator, including an allocable portion of its overhead, in performing or overseeing the performance of its obligations under an administration agreement. To the extent that the Administrator outsources any of its functions (including to affiliates of the Administrator or Trimaran Credit Managers), the Company will pay the associated expenses.

4.  ORGANIZATIONAL AND OFFERING EXPENSES

A portion of the net proceeds of the proposed IPO will be used to pay offering costs. Offering costs will be charged against proceeds from the IPO upon consummation of the IPO and are currently estimated to be approximately $875,000 through the date of the IPO. Organizational expenses will be expensed as incurred and are currently estimated to be approximately $350,000, of which $306,323 has been reflected as “Organizational expenses” on the Statement of Operations. Such offering and organizational expenses reflect management’s best estimates and are subject to change upon the completion of the IPO and conclusion of the offering process. In the event the IPO does not occur, the Company may not be able to pay some or all of the expenses that are incurred. Trian Fund Management has paid certain offering and organizational costs on behalf of the Company which have been charged to the Company through Trian Capital Advisers. The Company will reimburse Trian Capital Advisers, which will reimburse Trian Fund Management, for such payments upon completion of the IPO. The amount due to Trian Capital Advisers is reflected as “Due to Trian Capital Advisers, LLC” on the Statement of Assets and Liabilities.

5.  FEDERAL INCOME TAXES

The Company intends to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and, among other things, is required to make the requisite distributions to its stockholders which will relieve the Company from Federal income or excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes.

The Company follows the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes.” FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Company recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. There are no tax years which are subject to examination by taxing authorities.

6.  SUBSEQUENT EVENTS

The Company has evaluated subsequent events through July 20, 2009, the date the financial statements were available for issuance.

Through and including ________, 2009 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

Shares
Trian Capital Corporation
Common Stock

PROSPECTUS

BofA Merrill Lynch

Citi

Credit Suisse

_________, 2009

Part C
Other Information

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1)	Financial Statements

The following financial statements of Trian Capital Corporation (the “Registrant”) are included in Part A of this Registration Statement.

TRIAN CAPITAL CORPORATION
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

(2)	Exhibits
(a)(1)	Articles of Incorporation(2)
(a)(2)	Articles of Amendment and Restatement(3)
(b)(2)	Amended and Restated Bylaws(3)
(c)	Not applicable
(d)(1)	Form of Stock Certificate(4)
(e)	Dividend Reinvestment Plan(4)
(f)	Not applicable
(g)(1)	Investment Management Agreement between Registrant and Trian Capital Advisers, LLC(3)
(g)(2)	Sub-Advisory Agreement between Registrant, Trian Capital Advisers, LLC and Trimaran Credit Managers BDC LP(3)
(h)	Form of Underwriting Agreement(4)
(i)	Not applicable
(j)	Form of Custodian Agreement(3)
(k)(1)	Transfer Agency and Service Agreement(4)
(k)(2)	Administration Agreement between Registrant and Trian Capital Administration, LLC (3)
(k)(3)	License Agreement between the Registrant and Trian Fund Management, L.P. (3)
(l)	Opinion and Consent of Venable LLP, special Maryland counsel for Registrant(4)
(m)	Not applicable
(n)	Independent Registered Public Accounting Firm Consent(1)
(o)	Not applicable
(p)	Not applicable
(q)	Not applicable
(r)(1)	Code of Ethics of Trian Capital Corporation(4)
(r)(2)	Code of Ethics of Trian Capital Advisers(4)
(r)(3)	Code of Ethics of Trimaran Credit Managers BDC LP(4)

(1)	Filed herewith.

(2)	Incorporated by reference to the corresponding exhibit number to the Registrant’s Registration Statement on Form N-2, filed on May 27, 2009.

(3)	Incorporated by reference to the corresponding exhibit number to the Registrant’s pre-effective amendment no. 2 to the Registration Statement on Form N-2 filed on July 17, 2009.

(4)	To be filed by amendment.

ITEM 26. MARKETING ARRANGEMENTS

The information contained under the heading “Underwriting” in this Registration Statement is incorporated by reference to this Item and any information concerning any underwriters for a particular offering will be contained in the prospectus supplement related to that offering.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets out the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration and filing fees	$17,000
NYSE listing fee	$40,000
Printing (other than certificates)	$211,626
Accounting fees and expenses related to the offering	$0
Legal fees and expenses related to the offering	$561,250
FINRA fee	$30,500
Miscellaneous (e.g., travel) related to the offering	$14,624

Total	$875,000

All of the expenses set out above shall be borne by the Registrant.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

The following list sets out each of the companies considered to be “controlled” by us, as defined by the Investment Company Act of 1940.

Name of Entity and Place of Jurisdiction	% of Voting Securities Owned
None	N/A

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

The following table sets out the approximate number of record holders of the Registrant’s common stock at July 20, 2009.

Title of Class	Number of Record Holders
Common stock, $0.001 par value per share	1

ITEM 30. INDEMNIFICATION

The information contained under the heading “Description of Our Capital Stock” is incorporated by reference in this Item.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act, and it will be governed by the final adjudication of such issue.

The Registrant carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

We may agree to indemnify any underwriters or agents against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation or employment of a substantial nature in which Management and each managing director, director or executive officer of Management is or has, during the past two fiscal years, been engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out in Part A of this Registration Statement in the section entitled “Management.” Additional information regarding Trian Capital Advisers and Trimaran Credit Managers and their officers and directors is set out in their Forms ADV, as filed with the SEC (SEC File No. 801-70346 and SEC File No. 801-70347, respectively), and is incorporated by reference in this Item.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder, are maintained at the offices of:

(1) the Registrant, 280 Park Avenue, 41st Floor, New York, New York 10017;

(2) the Transfer Agent, 59 Maiden Lane, New York, New York 10038;

(3) the Custodian, One Wall Street, New York, New York 10286;

(4) Trian Capital Advisers, 280 Park Avenue, 41st Floor, New York, New York 10017;

(5) Trimaran Credit Managers, 1325 Avenue of the Americas, New York, New York 10019; and

(6) the Directors, 280 Park Avenue, 41st Floor, New York, New York 10017.

ITEM 33. MANAGEMENT SERVICES

Not Applicable.

ITEM 34. UNDERTAKINGS

(1) The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10% from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable.

(3) Not applicable.

(4) The Registrant hereby undertakes:

(a) To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set out in the registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d) That, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; PROVIDED, HOWEVER, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) That, for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

(2) the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(5) (a) For the purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this registration statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 21st day of July 2009.

By:	/S/ DEAN C. KEHLER
Name:	Dean C. Kehler
Title:	Co-President and Co-Chief Investment Officer

Pursuant to the requirements of the Securities Act, this registration statement on Form N-2 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Nelson Peltz	Director (Chairman)	July 21, 2009
/s/ JAY R. BLOOM Jay R. Bloom	Director, Co-President and Co-Chief Investment Officer (principal executive officer)	July 21, 2009
/s/ DEAN C. KEHLER Dean C. Kehler	Director, Co-President and Co-Chief Investment Officer (principal executive officer)	July 21, 2009
/s/ GREG ESSNER Greg Essner	Chief Financial Officer, Treasurer and Secretary (principal financial and accounting officer)	July 21, 2009
* Richard J. Almeida	Director	July 21, 2009
* Michele K. Griffiths	Director	July 21, 2009
* Michael R. Riesel	Director	July 21, 2009
* Willis G. Ryckman	Director	July 21, 2009

*By:	/S/ GREG ESSNER
Name: Greg Essner
Title: Attorney-in-fact